Exhibit 4.4(p)

NORTHWESTERN CORPORATION
TO
THE BANK OF NEW YORK MELLON
(formerly The Bank of New York)
AND
Philip L. Watson
As Trustees under Mortgage and
Deed of Trust, dated as of
October 1, 1945, with NorthWestern Corporation
THIRTY-FOURTH SUPPLEMENTAL INDENTURE
Providing, among other things, for
the increase in the maximum amount to be
secured by such Mortgage and Deed of Trust
Dated as of January 1, 2015

53

THIRTY-FOURTH SUPPLEMENTAL INDENTURE
THIS THIRTY-FOURTH SUPPLEMENTAL INDENTURE, dated as of January 1, 2015, between NORTHWESTERN CORPORATION, a corporation duly incorporated and existing under the laws of the State of Delaware (hereinafter called the “Company”), having its principal office at 3010 West 69th Street, Sioux Falls, South Dakota, 57108, and THE BANK OF NEW YORK MELLON (formerly The Bank of New York) (hereinafter called the “Corporate Trustee”), a corporation of the State of New York, whose principal corporate trust office is located at 101 Barclay Street, New York, New York, 10286 (successor to MORGAN GUARANTY TRUST COMPANY OF NEW YORK (formerly Guaranty Trust Company of New York)), and Philip L. Watson, whose post office address is c/o The Bank of New York Mellon, 101 Barclay Street, New York, New York, 10286 (successor to Arthur E. Burke, Karl R. Henrich, H.H. Gould, R. Amundsen, P.J. Crowley, W.T. Cunningham, Douglas J. MacInnes, MaryBeth Lewicki and Ming Ryan) (said Philip L. Watson being hereinafter sometimes called the “Co-Trustee”, and the Corporate Trustee and the Co-Trustee being hereinafter together sometimes called the “Trustees”), as Trustees under the Mortgage and Deed of Trust, dated as of October 1, 1945 (hereinafter called the “Mortgage” and, together with any indentures supplemental thereto, the “Indenture”), which Mortgage was executed and delivered by The Montana Power Company, a corporation of the State of New Jersey (hereinafter called the “Company-New Jersey”), as indirect predecessor under the Mortgage to the Company (the Company being successor under the Mortgage to NorthWestern Energy, L.L.C. (hereinafter called “NorthWestern Energy”), formerly known as The Montana Power, L.L.C., a limited liability company of the State of Montana, and NorthWestern Energy being the successor under the Mortgage to The Montana Power Company, a corporation of the State of Montana (hereinafter called the “Company-Montana”)), to Guaranty Trust Company of New York and Arthur E. Burke, as Trustees, to secure the payment of bonds issued or to be issued under and in accordance with the provisions of the Mortgage, reference to which Mortgage is hereby made, this instrument (hereinafter called the “Thirty-fourth Supplemental Indenture”) being supplemental thereto;
WHEREAS, by the Mortgage, the Company-New Jersey covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Indenture and to make subject to the lien of the Indenture any property thereafter acquired, made or constructed and intended to be subject to the lien thereof; and
WHEREAS, the Company-New Jersey executed and delivered to the Trustees its First Supplemental Indenture, dated as of May 1, 1954 (hereinafter called the “First Supplemental Indenture”), and its Second Supplemental Indenture, dated as of April 1, 1959 (hereinafter called the “Second Supplemental Indenture”); and
WHEREAS, the Company-New Jersey was merged into the Company-Montana on November 30, 1961, and to evidence the succession of the Company-Montana to the Company-New Jersey for purposes of the bonds and the Indenture and the assumption by the Company-Montana of the covenants and conditions of the Company-New Jersey in the bonds and in the Indenture contained and to enable the Company-Montana to have and exercise the powers and rights of the Company-New Jersey under the Indenture in accordance with the terms thereof, the Company-Montana executed and delivered to the Trustees its Third Supplemental Indenture, dated as of November 30, 1961 (hereinafter called the “Third Supplemental Indenture”); and
WHEREAS, the Company-Montana executed and delivered to the Trustees its Fourth Supplemental Indenture, dated as of April 1, 1970 (hereinafter called the “Fourth Supplemental Indenture”); its Fifth Supplemental Indenture, dated as of April 1, 1971 (hereinafter called the “Fifth Supplemental Indenture”); its Sixth Supplemental Indenture, dated as of March 1, 1974 (hereinafter called the “Sixth Supplemental Indenture”); its Seventh Supplemental Indenture, dated as of December 1, 1974 (hereinafter called the “Seventh Supplemental Indenture”); its Eighth Supplemental Indenture, dated as of July 1, 1975 (hereinafter called the “Eighth Supplemental Indenture”); its Ninth Supplemental Indenture, dated as of December 1, 1975 (hereinafter called the “Ninth Supplemental Indenture”); its Tenth Supplemental Indenture, dated as of January 1, 1979 (hereinafter called the “Tenth Supplemental Indenture”); its Eleventh Supplemental Indenture, dated as of October 1, 1983 (hereinafter called the “Eleventh Supplemental Indenture”); its Twelfth Supplemental Indenture, dated as of January 1, 1984 (hereinafter called the “Twelfth Supplemental Indenture”); its Thirteenth Supplemental Indenture, dated as of December 1, 1991 (hereinafter called the “Thirteenth Supplemental Indenture”); its Fourteenth Supplemental Indenture, dated as of January 1, 1993 (hereinafter called the “Fourteenth Supplemental Indenture”); its Fifteenth Supplemental Indenture, dated as of March 1, 1993 (hereinafter called the “Fifteenth Supplemental Indenture”); its Sixteenth Supplemental Indenture, dated as of May 1, 1993 (hereinafter called the “Sixteenth Supplemental Indenture”); its Seventeenth Supplemental Indenture, dated as of December 1, 1993 (hereinafter called the “Seventeenth Supplemental Indenture”); its Eighteenth Supplemental Indenture, dated as of August 5, 1994 (hereinafter called the “Eighteenth Supplemental Indenture”); its Nineteenth Supplemental Indenture, dated as of December 16, 1999 (hereinafter called the “Nineteenth Supplemental Indenture”); and its Twentieth Supplemental Indenture, dated as of November 1, 2001 (hereinafter called the “Twentieth Supplemental Indenture”); and
WHEREAS, the Company-Montana was merged into NorthWestern Energy (under its then name, The Montana Power, L.L.C.) on February 13, 2002; and to evidence the succession of NorthWestern Energy (under its then name, The Montana Power, L.L.C.) to the Company-Montana for purposes of the bonds and the Indenture and the assumption by NorthWestern Energy (under its then name, The Montana Power, L.L.C.) of the covenants and conditions of the Company-Montana in the bonds and in the Indenture contained and to enable NorthWestern Energy (under its then name, The Montana Power, L.L.C.) to have and exercise the powers and rights of the Company-Montana under the Indenture in accordance with the terms thereof, NorthWestern Energy (under its then name, The Montana Power, L.L.C.) executed and delivered to the Trustees its Twenty-first Supplemental Indenture, dated as of February 13, 2002 (hereinafter called the “Twenty-first Supplemental Indenture”); and
WHEREAS, NorthWestern Energy changed its name from The Montana Power, L.L.C. to NorthWestern Energy, L.L.C. on March 19, 2002; and
WHEREAS, NorthWestern Energy transferred, subject to the Lien of the Indenture, substantially all of the Mortgaged and Pledged Property as an entirety to the Company on November 20, 2002 (the “Transfer Date”), and to evidence the succession of the Company to NorthWestern Energy for purposes of the bonds and the Indenture and the assumption by the Company of the covenants and conditions of NorthWestern Energy in the bonds and in the Indenture contained and to enable the Company to have and exercise the powers and rights of NorthWestern Energy under the Indenture in accordance with the terms thereof, the Company executed and delivered to the Trustees its Twenty-second Supplemental Indenture, dated as of November 15, 2002 (hereinafter called the “Twenty-second Supplemental Indenture”); and

WHEREAS, the Company executed and delivered to the Trustees its Twenty-third Supplemental Indenture, dated as of February 1, 2003 (hereinafter called the “Twenty-third Supplemental Indenture”); its Twenty-fourth Supplemental Indenture, dated as of November 1, 2004 (hereinafter called the “Twenty-fourth Supplemental Indenture”); its Twenty-fifth Supplemental Indenture, dated as of April 1, 2006 (hereinafter called the “Twenty-fifth Supplemental Indenture”); its Twenty-sixth Supplemental Indenture, dated as of September 1, 2006 (hereinafter called the “Twenty-sixth Supplemental Indenture”); its Twenty-seventh Supplemental Indenture, dated as of March 1, 2009 (hereinafter called the “Twenty-seventh Supplemental Indenture”); its Twenty-eighth Supplemental Indenture, dated as of October 1, 2009 (hereinafter called the “Twenty-eighth Supplemental Indenture”); its Twenty-ninth Supplemental Indenture, dated as of May 1, 2010 (hereinafter called the “Twenty-ninth Supplemental Indenture”); its Thirtieth Supplemental Indenture, dated as of August 1, 2012 (hereinafter called the “Thirtieth Supplemental Indenture”); its Thirty-first Supplemental Indenture, dated as of December 1, 2013 (hereinafter called the “Thirty-first Supplemental Indenture”); its Thirty-second Supplemental Indenture, dated as of November 1, 2014 (hereinafter called the “Thirty-second Supplemental Indenture”) and its Thirty-third Supplemental Indenture, dated as of November 1, 2014 (hereinafter called the “Thirty-third Supplemental Indenture”); and
WHEREAS, the Mortgage and the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-first, Twenty-second, Twenty-third, Twenty-fourth, Twenty-fifth, Twenty-sixth, Twenty-seventh, Twenty-eighth, Twenty-ninth, Thirtieth, Thirty-first, Thirty-second and Thirty-third Supplemental Indentures were recorded in the official records of various counties and states as required by the Indenture; and
WHEREAS, the Company expects to record this Thirty-fourth Supplemental Indenture in the official records of various counties and states as required by the Indenture; and
WHEREAS, an instrument dated March 15, 1955 was executed by the Company-New Jersey appointing Karl R. Henrich as Co-Trustee in succession to said Arthur E. Burke, resigned, under the Mortgage and by Karl R. Henrich accepting the appointment as Co-Trustee under the Mortgage in succession to said Arthur E. Burke, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and
WHEREAS, an instrument dated June 29, 1962 was executed by the Company-Montana appointing H.H. Gould as Co-Trustee in succession to said Karl R. Henrich, resigned, under the Mortgage and by H.H. Gould accepting the appointment as Co-Trustee under the Mortgage in succession to said Karl R. Henrich, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and
WHEREAS, an instrument dated June 22, 1973 was executed by the Company-Montana appointing R. Amundsen as Co-Trustee in succession to said H.H. Gould, resigned, under the Mortgage and by R. Amundsen accepting the appointment as Co-Trustee under the Mortgage in succession to said H.H. Gould, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and
WHEREAS, an instrument dated July 1, 1986 was executed by the Company-Montana appointing P.J. Crowley as Co-Trustee in succession to said R. Amundsen, resigned, under the Mortgage and by P.J. Crowley accepting the appointment as Co-Trustee under the Mortgage in succession to said R. Amundsen, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and
WHEREAS, by the Eighteenth Supplemental Indenture, the Company-Montana appointed (i) W.T. Cunningham as Co-Trustee in succession to said P.J. Crowley, resigned, under the Mortgage and W.T. Cunningham accepted the appointment as Co-Trustee under the Mortgage in succession to said P.J. Crowley, and (ii) The Bank of New York Mellon as Corporate Trustee in succession to Morgan Guaranty Trust Company of New York, resigned, under the Mortgage and The Bank of New York Mellon accepted the appointment as Corporate Trustee under the Mortgage in succession to said Morgan Guaranty Trust Company of New York, which supplemental indenture was recorded in various counties in the states of Montana, Idaho and Wyoming; and
WHEREAS, an instrument dated March 29, 1999 was executed by the Company-Montana appointing Douglas J. MacInnes as Co-Trustee in succession to said W.T. Cunningham, resigned, under the Mortgage and by Douglas J. MacInnes accepting the appointment as Co-Trustee under the Mortgage in succession to said W.T. Cunningham, which instrument was recorded in various counties in the states of Montana, Idaho and Wyoming; and
WHEREAS, by the Twenty-third Supplemental Indenture, the Company appointed MaryBeth Lewicki as Co-Trustee in succession to said Douglas J. MacInnes, removed, under the Mortgage and MaryBeth Lewicki accepted the appointment as Co-Trustee under the Mortgage in succession to said Douglas J. MacInnes; and
WHEREAS, by the Twenty-fifth Supplemental Indenture, the Company appointed Ming Ryan as Co-Trustee in succession to said MaryBeth Lewicki, removed, under the Mortgage and Ming Ryan accepted the appointment as Co-Trustee under the Mortgage in succession to said Mary Beth Lewicki; and
WHEREAS, by the Thirtieth Supplemental Indenture, the Company appointed Philip L. Watson as Co-Trustee in succession to said Ming Ryan, removed, under the Mortgage and Philip L. Watson accepted the appointment as Co-Trustee under the Mortgage in succession to said Ming Ryan; and
WHEREAS, the Company-New Jersey, the Company-Montana or the Company has heretofore issued, in accordance with the provisions of the Mortgage, the following series of First Mortgage Bonds:

Series	Principal Amount Issued	Principal Amount Outstanding
2-7/8% Series due 1975	$40,000,000	NONE
3-1/8% Series due 1984	6,000,000	NONE
4-1/2% Series due 1989	15,000,000	NONE
8-1/4% Series due 1974	30,000,000	NONE
7-1/2% Series due 2001	25,000,000	NONE
8-5/8% Series due 2004	60,000,000	NONE
8-3/4% Series due 1981	30,000,000	NONE
9.60% Series due 2005	35,000,000	NONE
9.70% Series due 2005	65,000,000	NONE
9-7/8% Series due 2009	50,000,000	NONE
11-3/4% Series due 1993	75,000,000	NONE
10/10-1/8% Series due 2004/2014	80,000,000	NONE
8-1/8% Series due 2014	41,200,000	NONE
7.70% Series due 1999	55,000,000	NONE
8-1/4% Series due 2007	55,000,000	NONE
8.95% Series 2022	50,000,000	NONE
Secured Medium-Term Notes	68,000,000	NONE
7% Series due 2005	50,000,000	NONE
6-1/8% Series due 2023	90,205,000	NONE
5.90% Series due 2023	80,000,000	NONE
0% Series due 1999	210,321,007	NONE
7.30% Series due 2006	150,000,000	NONE
Collateral (2002) Series due 2006	280,000,000	NONE
Collateral (2004) Series A due 2009	90,000,000	NONE
Collateral (2004) Series B due 2011	72,000,000	NONE
Collateral (2004) Series C due 2014	161,000,000	NONE
4.65% Series due 2023 (Twenty-seventh)……….	170,205,000	170,205,000
6.04% Series due 2016 (Twenty-eighth)…………	150,000,000	150,000,000
6.34% Series due 2019 (Twenty-ninth) ………….	250,000,000	250,000,000
5.71% Series due 2039 (Thirtieth) ……………….	55,000,000	55,000,000
5.01% Series due 2025 (Thirty-first)…………….	161,000,000	161,000,000
4.15% Series due 2042 (Thirty-second)………….	60,000,000	60,000,000
4.30% Series due 2052 (Thirty-third)…………….	40,000,000	40,000,000
3.99% Series due 2028 (Thirty-fourth)………….	35,000,000	35,000,000
4.85% Series due 2043 (Thirty-fifth)……………	15,000,000	15,000,000
4.176% Series due 2044 (Thirty-sixth)………….	450,000,000	450,000,000
which bonds are also hereinafter sometimes called “Bonds of the First through Thirty-sixth Series”, respectively; and
WHEREAS, Section 120 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Indenture, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder; or the Company may cure any ambiguity contained therein or in any supplemental indenture or correct or supplement any provision therein or in any supplemental indenture which may be defective or inconsistent with any other provision therein or in any supplemental indenture; or the Company may make other changes to the provisions thereof or of any supplemental indenture or add new provisions thereto or to any supplemental indenture or eliminate provisions therefrom or from any supplemental indenture, provided that the same does not adversely affect the interests of the Holders of any of the bonds then Outstanding in any material respect; or the Company may (in lieu of establishment by Resolution as provided in Section 8 of the Mortgage) establish the terms and provisions of any series of bonds other than the First Series; each by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the lien of the Indenture shall be situated; and
WHEREAS, Section 2 of Article II of the Sixteenth Supplemental Indenture provides that, until an indenture or indentures supplemental to the Mortgage shall be executed and delivered by the Company to the Trustees pursuant to authorization by the Board of Directors of the Company and filed for record in all counties in which the Mortgaged and Pledged Property is located, increasing or decreasing the amount of future advances made to the Company or future obligations payable incurred by the Company (therein called Future Mortgage Debt) which, after the date thereof, may be outstanding at any time and secured by the mortgage of real property created by the Mortgage, as supplemented, in the State of Montana (therein called the Montana Real Property Lien), the Montana Real Property Lien may secure Future Mortgage Debt in an amount (the “Maximum Amount”) not to exceed One Billion Dollars ($1,000,000,000); and
WHEREAS, pursuant to and in accordance with Section 2 of Article II of the Sixteenth Supplemental Indenture, the Company increased the Maximum Amount to One Billion Four Hundred Eighty Million Dollars ($1,480,000,000) by executing and delivering and filing for record the Thirty-second Supplemental Indenture in all counties in which the Mortgaged and Pledged Property referenced therein is located; and
WHEREAS, the Board of Directors of the Company has authorized an additional increase in the Maximum Amount; and
WHEREAS, pursuant to and in accordance with Section 2 of Article II of the Sixteenth Supplemental Indenture, the Company now desires to increase the Maximum Amount to Two Billion Dollars ($2,000,000,000), effective upon the filing for record of this Thirty-fourth Supplemental Indenture in all counties in which the Mortgaged and Pledged Property is located; and
WHEREAS, the execution and delivery by the Company of this Thirty-fourth Supplemental Indenture have been duly authorized by the Board of Directors of the Company by appropriate Resolutions of said Board of Directors.
NOW, THEREFORE, THIS INDENTURE WITNESSETH:
That the Company, in consideration of the premises and of $1.00 to it duly paid by the Trustees at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in further evidence of assurance of the estate, title and rights of the Trustees and in order further to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Indenture, according to their tenor and effect and the performance of all the provisions of the Indenture (including any modification made as in the Mortgage provided) and of said bonds, and to confirm the lien of the Mortgage, as heretofore supplemented, on certain after-acquired property, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms (subject, however, to Excepted Encumbrances as defined in Section 6 of the Mortgage, as heretofore supplemented) unto Philip L. Watson, Co-Trustee, and (to the extent of its legal capacity to hold the same for the purposes hereof) to The Bank of New York Mellon, the Corporate Trustee, as Trustees under the Indenture, and to their successor or successors in said trust, and to said Trustees and their successors and assigns forever, all the following described properties of the Company located in the State of Montana, namely:
CASCADE COUNTY
BLACK EAGLE LANDS
PARCEL I: BLACK EAGLE DAM
Tract 1:
SECTION 1 TOWNSHIP 20 NORTH, RANGE 3 EAST, AND SECTION 6, TOWNSHIP 20 NORTH, RANGE 4 EAST, M.P.M.
Tracts 3 and 4 of Certificate of Survey No. 3681 as filed in the office of the Clerk and Recorder of Cascade County, Montana, on August 25, 1999. (Deed reference: Reel 329 Document 321)
Tract 2:
SECTIONS 5 AND 6, TOWNSHIP 20 NORTH, RANGE 4 EAST, M.P.M.
Tract 1 of Certificate of Survey No. 2230 as filed in the office of the Clerk and Recorder of Cascade County, Montana, on July 1, 1987. (Deed reference: Reel 329 Document 321)
Tract 3:
Beginning at a point in Lot 1 of said Section 6, Township 20 North, Range 4 East, MPM, on a line bearing South 29°14' West 1904.98 feet from the Southwest corner of Section 32, Township 21 North, Range 4 East, MPM; and running Thence North 42°20' West, 90.00 feet; Thence North 47°40' East, 96.64 feet; Thence North 53°18' East, 192.65 feet; Thence North 68°57' East, 489.90 feet; Thence North 21°14' West, 100.48 feet; Thence North 68°46' East, 450.50 feet; Thence South 21°14' East 555.21 feet, to a point from which the southwest corner of Section 32, T21N, R4E, MPM, bears North 10°26' West, 1525.55 feet; Thence South to the low water line of the Missouri River; Thence Westerly along the low water line of the Missouri River to a point South of the point of beginning; Thence North to the point of beginning. (Deed reference: Book 136, Page 545)
Tract 4:
All that portion of Government Lots 5 and 6 in Section 5, Township 20 North, Range 4 East, and All that portion of Government Lot 8 in Section 6, Township 20 North, Range 4 East, Cascade County, Montana, described as follows: Beginning at the southwest corner of Lot 2, Section 5, Township 20 North, Range 4 East, thence West 1200 feet; thence South 65°0'West, 1642.0 feet to a corner which is 200 feet upstream from the line of the crest of Black Eagle Dam produced, thence North 25°0'West, 172 feet, more or less, the South shore of the Missouri River; thence Northeasterly along said South shore of the Missouri River to its intersection with the North and South center line of Section 5, Township 20 North, Range 4 East; thence South along said North and South center line to the point of beginning. (Deed reference: Book 136, Page 545)
EXCEPT therefrom that portion of land being the former St. Paul, Minneapolis and Manitoba Railway granted to the City of Great Falls by deed recorded July 18, 1994 on Reel 263 Document 334 being Certificate of Survey No. 2999.

AND EXCEPT therefrom that portion of land conveyed to Sunlight Development by deed recorded October 3, 1989 on Reel 214 Document 1369 (and confirmation deed recorded on Reel 215 Document 249), now owned by State of Montana Department of Fish, Wildlife and Parks by deed recorded December 22, 1989 on Reel 216, Document 1239, records of Cascade County, Montana.
RAINBOW LANDS
Township 21 North, Range 4 East, MPM, Cascade County, Montana
Section 27:
A tract of land in the NE¼ of Section 27, Township 21 North, Range 4 East, PMM, Cascade County, Montana, and being more particularly described as follows: Beginning at the East quarter corner of Section 27; Thence North 88°09'00" West along the centerline of Section 27, a distance of 341.47 feet; Thence North 01°40'00" East, a distance of 654.84 feet; Thence North 87°37'01" West, a distance of 336.86 feet; Thence North 01°40'00" East, a distance of 986.90 feet; Thence South 86°32'53" East, a distance of 667.05 feet to a point on the East line of Section 27; Thence South 01°15'32" West, a distance of 1626.30 feet to the point of beginning. Certificate of Survey No. S-0004225. (Recording Reference: COS S-0004225 R-0096802)
W½E½SE¼, SW¼SE¼, S½SW¼, E½E½SE¼, EXCEPTING THEREFROM that portion included in Tracts 1 and 2 of Certificate of Survey No. 3641 as filed in the office of the Clerk and Recorder of Cascade County, Montana on June 2, 1999, and Tract 2A Certificate of Survey No. S-0003950 filed May 31, 2002. Further excepting that portion conveyed to Great Northern Railway Co. by deed recorded March 20, 1944 in Book 177, Page 303 and excepting that portion conveyed to the St. Paul, Minneapolis, Manitoba Railway Co. by deed recorded September 30, 1901 in Book 31, Page 399, records of Cascade County, Montana. (Recording Reference: Reel 329, Document No. 321)
Section 28:
S½SW¼, W½SW¼SE¼, E½SW¼SE¼, SE¼SE¼ , EXCEPTING THEREFROM that portion included in Amendment to Tract 2 of Certificate of Survey No. 3641 as filed in the office of the Clerk and Recorder of Cascade County, Montana on June 2, 1999 and Tract 2A Certificate of Survey No. S-0003950 filed May 31, 2002. (Recording Reference: Reel 329, Document No. 321)
Section 33:
Lots 1 and 2, and the NW¼NW¼ (Recording Reference: Reel 329, Document No. 321)
Section 34:
Lots 1, 2, 3, 4, 6, 7, 8 & 9, EXCEPTING THEREFROM the South 20 acres of Lots 8 and 9, and also EXCEPTING THEREFROM that portion conveyed to St. Paul, Minneapolis and Manitoba Railway Company by Book 43, Page 130 and that portion included in Amendment to Tract 1 of Certificate of Survey No. 3641 filed June 2, 1999 as filed in the office of the Clerk and Recorder of Cascade County, Montana. Further excepting: Tract D of Survey filed June 28, 1989 on Survey No. 2418; Tract A of Survey filed June 28, 1989 on Survey No. 2417; Survey No. 621 filed August 30, 1976; Any portion in the Agritech Park Addition; That portion of land conveyed to Cascade County for road purposes, by deed recorded December 31, 1969 on Reel 61, Document 7319, all records of Cascade County, Montana. (Recording Reference: Reel 329, Document No. 321)
Section 34:

Certificate of Survey No. 621 as filed of record in the office of the Clerk and Recorder of Cascade County, Montana on August 30, 1976, described as follows: A tract of land located within Lot 8 of Section 34, Township 21 North, Range 4 East, PMM, Cascade County, Montana, and being more particularly described as follows: Beginning at a point on the South boundary line of Montana Power Company property, Section 34, Township 21 North, Range 4 East, which point bears North 89°59' West, 381.85 feet from the NW corner of the SW¼NW¼SW¼ of Section 35, Township 21 North, Range 4 East and being the true point of beginning; Thence from the true point of beginning South 325.07 feet; Thence North 89°59' West, 250 feet to the East right-of-way line of an existing county road having a right-of-way width of 100 feet; Thence North 1°30' West, 48.25 feet along the said East right-of-way line to the point of curve of a 17°24' curve to the left; thence along said 17°24' curve, 198.97 feet to the point of tangent of said 17°24' curve at which point the right-of-way width of said county road changes from 100 feet to 60 feet; Thence South 53°52' West, 20.0 feet along the right-of-way change to the East right-of-way line of the said 60 feet right-of-way and being the point of curve of a 18°32' curve to the left; thence along said 18°32' curve, 117.98 feet to the point of tangent of said 18°32' curve; Thence North 58°00' West, 44.03 feet along said East right-of-way line to a point on the South boundary line of Montana Power Company property; thence South 89°59' East, 453.82 feet along the said Montana Power boundary line to the true point of beginning. (Recording Reference: Reel 329, Document No. 321)
Section 35:
Lots 1, 2, 3 & 4, EXCEPTING THEREFROM the South 20 acres of Lot 1. (Recording Reference: Reel 329, Document No. 321)
RYAN LANDS
Township 21 North, Range 5 East, MPM, Cascade County, Montana
Section 17:
Lots 1, 2 & 3, SE¼SE¼, N½S½ (Recording Reference: Reel 329 Document 321)
Section 18:
Lot 5 (Recording Reference: Reel 329 Document 321)
Section 19:
Lots 3, 5, 6, 7 & 8, NW¼NE¼, SE¼NW¼ and the NE¼SW¼, EXCEPTING THEREFROM that portion of land 60' wide conveyed to Cascade County by deed recorded May 23, 1923 in Book 115, Page 273. (Recording Reference: Reel 329 Document 321)

Section 20:

Lots 1, 2 & 3 (Recording Reference: Reel 329 Document 321)

Township 21 North, Range 5 East, MPM, Cascade County, Montana

Section 19: Lots 9, 10, 11 & 12

Section 20: Lots 4, 5, 6 & 7

Section 30: Lot 6

Except therefrom that portion of lands conveyed to Sunlight Development by deed recorded May 20, 1988 on Reel 202, Document 735, records of Cascade County, Montana. (Recording Reference: Book 136, Page 545)

COCHRANE LANDS
Township 21 North, Range 4 East, Montana Principal Meridian, Cascade County, Montana:
Section 24:
All that portion Southeast of the Southeasterly line of the Great Northern Railway right of way as said right of way existed March 25, 1929. (Recording Reference: Reel 329 Document 321)
Section 25:
Lots 1, 2, 3, & 4, the NW¼NW¼ (Recording Reference: Reel 329 Document 321)
Section 26:
Lots 1, 2, 6 & 7, the W½NE¼, the NE¼NE¼, the S½NW¼, and the N½SW¼, EXCEPT therefrom that portion of land conveyed to St. Paul, Minneapolis and Manitoba Railway Company by deeds recorded June 9, 1906 in Book 37, Page 531 recorded and Book 48, Page 8, recorded on June 12, 2006, located in the NW¼NW¼ of Section 25 and that portion conveyed by deed recorded November 11, 1905 in Book 43, Page 130, as to the NW¼SW¼ of Section 26, and further a portion conveyed to the Great Northern Railway Company by deed recorded June 13, 1946 in Book 186, Page 433 as to a part in the SW1/4NW1/4 of Section 26. FURTHER excepting all that portion conveyed to St. Paul, Minneapolis and Manitoba Railway Company by deed September 30, 1901 in Book 31, Page 399 as to Section 26. (Recording Reference: Reel 329 Document 321)
Township 21 North, Range 5 East, Montana Principal Meridian, Cascade County, Montana:
Section 19:
Lot 4 (Recording Reference: Reel 329 Document 321)
Section 30:
Lot 1 (Recording Reference: Reel 329 Document 321)
Township 21 North, Range 4 East, Cascade County, Montana
Section 25:
Lots 5, 6, 7 and 8 (Recording Reference: Book 136 Page 545)
Section 26:
Lots 3, 4, and 5, EXCEPT therefrom those portions of land conveyed to Sunlight Development by deed recorded May 20, 1988 on Reel 202, Document 734 and deed recorded May 20, 1988 on Reel 202, Document 735, records of Cascade County, Montana. (Recording Reference: Book 136 Page 545)

Township 21 North, Range 5 East, Cascade County, Montana
Section 30:
Lots 2 and 5, EXCEPT therefrom those portions of land conveyed to Sunlight Development by deed recorded May 20, 1988 on Reel 202, Document 734 and deed recorded May 20, 1988 on Reel 202, Document 735, records of Cascade County, Montana. (Recording Reference: Book 136 Page 545)
MORONY LANDS
Township 21 North, Range 5 East, MPM, Cascade County, Montana
Section 10:
Tract No. 1:
Beginning at the South quarter section corner of said Section 10, being the Southeast corner of the SE¼SW¼ of said Section 10, and running thence Northerly on the mid-section line North 0°06' West 205.9 feet to a point; Thence Westerly on a line South 89°54' West 93.0 feet; Thence Southwesterly on a line South 44°54' West 289.2 feet to a point on the South section line of said Section 10; Thence Easterly on a line North 89°54' East 297.0 feet upon said section line to the point of beginning. (Recording Reference Reel 329, Document 321)
Tract No. 2:
Beginning at a point on the South line of the SE¼SW¼ of said Section 10, 398.5 feet West of the South quarter corner of said Section 10; Thence Northwesterly on a line North 45°06' West 60.0 feet; Thence Westerly on a line South 89°54' West 66.5 feet; Thence Southwesterly on a line South 44°54' West 60.0 feet to the South line of said Section 10; Thence Easterly on said section line North 89°54' East 150.0 feet to the point of beginning. (Recording Reference Reel 329, Document 321)
Tract No. 3:
Beginning at a point on the South line of the SE¼SW¼ of said Section 10, 620.0 feet West of the South quarter corner of said Section 10; Thence Northerly on a line North 0°06' West 40.0 feet; Thence Westerly on a line South 89°54' West 90.0 feet; Thence Southerly on a line South 0°06" East 40.0 feet to said South line of Section 10; Thence Easterly on said section line North 89°54' East 90.0 feet to the point of beginning. (Recording Reference Reel 329, Document 321)
Section 11:
Lots 5 and 8, EXCEPTING THEREFROM the East 660 feet as previously conveyed by Book 216, Page 208. (Recording Reference Reel 329, Document 321)

Lot 7, EXCEPTING THEREFROM that portion included in Certificate of Survey No. 3594 as filed in the office of the Clerk and Recorder of Cascade County, Montana on January 13, 1999. Further excepting that portion of land conveyed to Cascade County for highway by deed recorded March 6, 1941 in Book 168, Page 63, records of Cascade County, Montana. (Recording Reference Reel 329, Document 321)
Section 14:

Lots 1, 3 and 4, W½NW¼NE¼ and Lot 2, EXCEPTING THEREFROM that portion included in Certificate of Survey No. 3594 as filed in the office of the Clerk and Recorder of Cascade County, Montana on January 13, 1999. Further excepting that portion of land conveyed to Cascade County for highway by deed recorded March 6, 1941 in Book 168, Page 63, records of Cascade County, Montana. (Recording Reference Reel 329, Document 321)
Section 15:
Lots 1, 2, 3 & 4, EXCEPTING THEREFROM that portion included in Tract 1 of Certificate of Survey No. 3595 as filed in the office of the Clerk and Recorder of Cascade County, Montana on January 13, 1999, it being the intent to except land within the description as set forth in said Certificate of Survey and not to except land to the original low water line of the river. (Recording Reference Reel 329, Document 321)
Lots 5, 10 and 11. (Recording Reference Reel 329, Document 321)
Section 16:
Lots 1, 2, 3 and SW¼SW¼ (Recording Reference Reel 329, Document 321)
N½S½, NE¼ (Recording Reference Reel 329, Document 321)
Section 21:
Lots1 and 2 (Recording Reference Reel 329, Document 321)
Section 22:
Lot 2 (Recording Reference Reel 329, Document 321)
Township 21 North, Range 5 East, MPM, Cascade County, Montana
Section 15:
Lots 6, 7, 8, 9 & 12 (Recording Reference Book 136, Page 545)
Section 21:
Lots 3, 4, 5 & 6 (Recording Reference Book 136, Page 545)
Section 22:
Lot 1, Excepting therefrom that portion of land conveyed to Sunlight Development by deed recorded May 20, 1988 on Reel 202, Document 733, records of Cascade County, Montana. (Recording Reference Book 136, Page 545)
CHOUTEAU COUNTY
CARTER’S FERRY LANDS
Township 22 North, Range 5 East, MPM, Chouteau County, Montana:
Section 25:
Lot 4
(Recording Reference: Book F66-99 of Deeds, Pages 38-45)

Township 22 North, Range 6 East, MPM, Chouteau County, Montana:
Section 30:
Lot 5
(Recording Reference: Book F66-99 of Deeds, Pages 38-45)

GALLATIN COUNTY
HEBGEN LANDS
Township 12 South, Range 4 East, M.P.M, Gallatin County, Montana
Section 6:
NE1/4NW1/4NW1/4SW1/4 EXCEPTING THEREFROM that portion included in the Cozy Corners Subdivision as recorded in the office of the Clerk and Recorder, Gallatin County, Montana in Plat Book J, Page 16 on September 22, 1975. (Recording Reference: Patent recorded September 17, 1973, Book 21, Page 400)
Section 8:
SW1/4NW1/4, SW1/4 according to Book 77 of Deeds, Page 621, EXCEPTING THEREFROM the following: (i) that part of the E1/2SW1/4, SW1/4SW1/4 lying and being above the elevation of 6534.87 feet above sea level, being that portion conveyed to Trevor S. Povah in Book 142 of Deeds, Page 348; (ii) the SW1/4NW1/4 being that portion conveyed to Gerald Pearl Yetter and Helga Iris Yetter in Book 146 of Deeds, Page 550; and (iii) the NW1/4SW1/4, being that portion conveyed to the United States of America in Film 20, Page 131. (Recording References: Deed recorded July 11, 1934, Book 77, Page 621; Grant Deed recorded April 29, 1963, Book 142, Page 348; Grant Deed recorded November 9, 1964 in Book 146, Page 550; Warranty Deed recorded June 28, 1973, Film 20, Page 131)
Section 9:
W1/2SE1/4, S1/2SW1/4, N1/2SW1/4, and SE1/4SE1/4
Section 11:
That part of Section 11, more particularly described as being all that part of the E1/2SW1/4 and the S1/2SE1/4 lying south of a certain meander line described as follows: to-wit: Beginning at a point on the West boundary line of said Section 11, from which point the Northwest corner of said Section 11, bears North 0°20’ West, 2490.5 feet, and running thence North 67°31’ East, 163.5 feet; thence South 28°09’ East, 739.0 feet; thence South 67°20’ East, 362.5 feet; thence North 61°12’ East, 294.0 feet; thence South 42°47’ West, 261.5 feet; thence South 24°37’ East, 459.3 feet; thence South 65°28’ East, 249.5 feet; thence South 65°50’ East, 397.0 feet; thence North 56°00’ East, 251.0 feet; thence South 66°53’ East, 211.0 feet; thence South 49°44’ East, 148.5 feet; thence South 74°48’ West, 215.5 feet; thence South 41°18’ West, 254.0 feet; thence South 34°03’ East, 335.5 feet; thence South 48°50’ East, 546.5 feet; thence North 63°18’ East, 224.0 feet; thence South 41°15’ East, 258.5 feet; thence South 62°58’ East, 384.0 feet; thence North 8°50’ East, 226.5 feet; thence South 28°06’ East, 383.0 feet; thence North 69°54’ East, 468.0 feet; thence North 38°06’ East, 253.5 feet; thence South 21°35’

West, 445.0 feet to a pointon the South boundary line of said Section 11, from which point the Southeast corner of said Section 11, bears South 89°56’ East, 1500.8 feet. (Recording Reference: Deed recorded July 11, 1934, Book 77, Page 621)
Section 12:
That part of Section 12, more particularly described as being all that part of the SE1/4 lying South of a certain meander line described as follows, to-wit: Beginning at the South one quarter corner of said Section 12, and running thence North 47°53’ East, 106.8 feet; thence North 87°50’ East, 178.0 feet; thence North 31°30’ East, 349.5 feet; thence North 47°14’ East, 576.5 feet; thence North 34°07’ East, 287.0 feet; thence North 41°21’ East, 957.5 feet; thence North 33°18’ East, 1170.0 feet; thence South 79°36’ East, 338.5 feet to the East one quarter corner of said Section 12, EXCEPTING THEREFROM that portion conveyed to E.S. Armstrong in Book 92 of Deeds, Page 552. (Recording References: Deed recorded July 11, 1934, Book 77, Page 621; Grant Deed recorded February 2, 1946, Book 92, Page 552)
Section 13:
SW1/4NE1/4, NW1/4, NE1/4SW1/4, S1/2SW1/4, SE1/4 according to Book 77 of Deeds, Page 621, EXCEPTING THEREFROM the following: (i) the N1/2NW1/4, being that portion conveyed to Lulu D. Kerzenmacher in Book 86 of Deeds, Page 379, (ii) the SW1/4SE1/4SE1/4, being that portion conveyed to Wm. H. Reif in Book 88 of Deeds, Page 499; (iii) S1/2S1/2SW1/4SE1/4, being that portion conveyed to Wm. H. Reif in Book 90 of Deeds, Page 39; and (iv) SE1/4SE1/4SE1/4, being that portion conveyed to the successors of David Keith in Film 201, Page 3324. (Recording References: Deed recorded July 11, 1934, Book 77, Page 621; Deed of Distribution recorded August 10, 1949, Book 9, Page 99; Deed recorded October 19, 1942, Book 86, Page 379; Deed recorded October 28, 1943, Book 88, Page 499; Quit Claim Deed recorded September 11, 1944, Book 90, Page 39; Replacement Grant Deed recorded August 11, 1999, Film 201, Page 3324)
Section 14:
E1/2NW1/4. W1/2NE1/4 and all that part of the NE1/4NE1/4 lying South of a certain meander line described as follows, to-wit: Beginning at a point on the North boundary line of said Section 14, from which point the Northeast corner of said Section 14, bears South 89°56’ East, 1500.8 feet; and running thence South 21°35’ West, 18.5 feet; thence South 75°57’ East, 410.5 feet; thence South 49°35’ East, 428.0 feet; thence South 87°13’ East. 466.0 feet; thence East 320.5 feet to a point on the East boundary line of said Section 14, from which point the Northeast corner of said Section 14, bears North 0°01’ West, 418.5 feet. (Recording Reference: Deed recorded July 11, 1934, Book 77, Page 621)
Section 16:
N1/2N1/2 (Recording Reference: Deed recorded July 11, 1934, Book 77, Page 621)
Township 12 South, Range 5 East, M.P.M, Gallatin County, Montana
Section 7:
That part of Section 7, more particularly described as being all that part of Lots 2, 3, 4 and SE1/4SW1/4 lying South of a certain meander line described as follows, to-wit: Beginning at the West one quarter corner of Said Section 7, and running thence North 75°55’ East, 86.8 feet; thence South 86°35’ East, 235.0 feet; thence North 12°26’ East, 187.0 feet; thence South 49°15’ East, 244.0 feet; thence South 73°48’ East, 605.5 feet; thence South 11°48’ East, 491.8 feet; thence South 06°51’ East, 570.5 feet;

thence South 27°37’ East, 555.0 feet; thence South 47°36’ East, 666.0 feet; thence North 37°15’ East, 229.0 feet; thence North 80°55’ East, 199.0 feet; thence South 41°18’ East 273.0 feet; thence South 35°57’ West, 298.4 feet; thence South 12°47’ East, 188.0 feet; thence South 35°45’ East, 113.0 feet to a point on the South boundary line of Section 7, From which point the South one quarter corner of said Section 7, bears North 89°45’ East, 416.5 feet. EXCEPTING THEREFROM that portion conveyed to E.S. Armstrong in Deed recorded in Book 92 of Deeds, Page 552. (Recording References: Deed recorded July 11, 1934, Book 77, Page 621; Grant Deed recorded February 2, 1946, Book 92, Page 552)
Section 18:
S1/2NW1/4, N1/2SW1/4, W1/2SE1/4 according to Book 77 of Deeds, Page 621, EXCEPTING THEREFROM the following (i) the W1/2SE1/4, being that portion conveyed to Sam Eagle in Book 88 of Deeds, Page 527; and (ii) the NE1/4SE1/4NW1/4, being that portion conveyed to E.S. Armstrong in Book 88 of Deeds, Page 554. (Recording References: Deed recorded July 11, 1934, Book 77, Page 621; Quit Claim Deed recorded November 22, 1943, Book 88, Page 554; Deed recorded November 12, 1943, Book 88, Page 527)
LEWIS & CLARK COUNTY
HAUSER LANDS
TOWNSHIPS 10 AND 11 NORTH, RANGE 1 WEST, M.P.M, LEWIS AND CLARK COUNTY, MONTANA:
That part of United States Mineral Entry No. 222, being Lot No. 38 also described as Mineral Survey No. 171, described as follows: Commencing at Corner NO.1 of said Mineral Entry and running thence North 32° East, 250 feet; thence South 32° East, 120 feet; thence South 74°30' East, 190 feet; thence South 41° East, 150 feet to the South boundary of said entry; thence along the South boundary of said Entry to corner No.1, the place of beginning. (Recording Reference: Decree of Condemnation recorded January 12, 1910 in Book 64 at page 587)
TOWNSHIP 11 NORTH, RANGES 1 AND 2 WEST, M.P.M., LEWIS AND CLARK COUNTY, MONTANA:
That part of United States Mineral Entry No. 632, also described as Mineral Survey No. 530, described as follows: Commencing at Corner No. 21 of said Mineral Entry and running thence North 50° West, 1642 feet to the Missouri River; thence North 44° East, 240 feet; thence South 40°15' East, 994 feet; thence South 58°15' East, 616 feet; thence South 53° east, 320 feet; thence North 83° West, 310 feet, to the place of beginning. (Recording Reference: Decree of Condemnation recorded January 12, 1910 in Book 64 at page 587)
TOWNSHIP 11 NORTH, RANGE 2 WEST, M.P.M., LEWIS AND CLARK COUNTY, MONTANA:
That part of United States Mineral Entry No. 181, being Lot No. 40 as designated by the Surveyor General described as follows: Commencing South 35°45' West, 355 feet distant from Corner NO.1 of said entry and running thence South 30° West, 345 feet; thence South 25°30' West, 415 feet; thence South 16°30' East, 680 feet; thence South 58° East, 620 feet; thence South 67 East, 920 feet; thence South 63° East, 500 feet; thence South 24°30' East. 360 feet; thence South 10° West, 195 feet; thence South 84°45' West, 480 feet to the Western boundary of said entry; thence along the Western boundary of said entry to the place of beginning, LESS AND EXCEPTING THEREFROM that portion conveyed to Sunlight Development Company in Book M10 at page 7673. (Recording Reference: Decree of Condemnation recorded January 12, 1910 in Book 64 at page 587)
That part of United States Mineral Entry No. 180, being Lot No. 39 as designated by the Surveyor General described as follows: Commencing at Corner NO.3 of said entry and running thence North 84°45' East, 480 feet; thence South 10° West, 565 feet; thence South 19° East, 940 feet; thence South 34°30' East, 340 feet; thence South 1° East, 440 feet; thence North 58° East, 360 feet; thence South 74° East, 55 feet; thence South 19° West, 390 feet; thence South 53° East, 460 feet; thence South 66° East, 540 feet; thence South 59° East, 440 feet; thence South 16° East, 85 feet; thence South 86°45' West, 270 feet; thence North 63°15' West, 983 feet; thence North 46°45' West, 429 feet; thence North 19° West, 2667 feet to Corner No.3, the place of beginning, LESS AND EXCEPTING THEREFROM that portion conveyed to Sunlight Development Company in Book M10 at page 7673. (Recording Reference: Decree of Condemnation recorded January 12, 1910 in Book 64 at page 587)
That part of Mineral Entry No. 1646 in Sections 3, 4, 5, 9, 10 and 11, described as follows, to-wit: Commencing at the Northwest corner of the NE1/4SE1/4 of said Section 5, Township 11 North, Range 2 West, M.P.M.; running thence East 1120 feet; thence South 19° East, 1232 feet; thence South 71°30' East, 433 feet; thence South 2° West, 834 feet; thence South 44° East, 1636 feet; thence South 42° West, 260 feet; thence South 56°30' East, 1906 feet; thence South 51°30' East, 1766 feet; thence East 440 feet; thence South 50° East, 370 feet; thence South 73° West, 470 feet; thence South 60° East, 1310 feet; thence South 25° West, 180 feet; thence South 70°30' East, 1040 feet; thence North 87° East, 1540 feet; thence North 79° East, 1700 feet; thence North 83° East, 2500 feet; thence North 54°30' East, 850 feet; thence North 88°30' East, 1920 feet; thence North 38° East, 420 feet; thence North 67° East, 450 feet; thence South 37° West, 660 feet; thence South 76°30' East, 690 feet; thence South 150 feet to the bank of the Missouri River; thence along the bank of the Missouri River in a Westerly and Northerly direction to a point on the River lying on the East and West center line of Section 5, Township 11 North, Range 2 West, M.P.M. and thence East along said East and West center line to the point of beginning, LESS AND EXCEPTING THEREFROM that portion conveyed in Book 117 of Deeds at page 76. (Recording References: Decree of Condemnation recorded January 12, 1910 in Book 64 at page 587; Quit Claim Deed recorded May 29, 1937 in Book 117 of Deeds at page 75)
Section 5:
Government Lot 13, LESS AND EXCEPTING THEREFROM that portion conveyed to Sunlight Development Company in Book M8 at page 9008 and further LESS AND EXCEPTING THEREFROM that portion conveyed to The United States of America in General Warranty Deed recorded April 2, 2010 in Book M41 at page 7641. (Recording Reference: Warranty Deed recorded April 18, 1900 in Book 40 of Deeds at page 524; Quiet Title Decree BDV-98-500)
That part of Section 5, described as follows: Commencing at the Northeast corner of Lot 6 in said Section 5, running thence West 920 feet; thence South 41°30' West, 190 feet; thence North 60° West, 325 feet; thence South 18° East, 215 feet; thence South 45°30' East, 230 feet; thence South 44° West 180 feet; thence South 68°30' East, 480 feet; thence South 14° West, 360 feet; thence South 36°30' West 600 feet; thence South 51° West, 415 feet; thence South 77° West, 420 feet; thence South 31°30'East, 340 feet; thence South 15°30' West, 300 feet; thence South 36°30' West, 250 feet to the South line of the NW1/4SW1/4; thence East along said South line of the NW1/4SW1/4 and Lot 7, a distance of 1115 feet; thence North 31° West 65 feet; thence North 51° East, 470 feet; thence South 43°30' East, 270 feet; thence North 385 feet; thence North 60°30' East 240 feet; thence South 46°30' East, 105 feet; thence South 12°30' West, 600 feet to the South line of Lot 7; thence East 80 feet along said South line of Lot 7 to the left bank of the Missouri River; thence following down the left bank of the Missouri River, or the East line of Lots 6 and 7, to the place of beginning. (Recording Reference: Quit Claim Deed recorded July 14, 1921 in Book 91 of Deeds at page 257)
Section 8:
Government Lot 1. (Recording References: Quit Claim Deed recorded March 16, 1907 in Book 55 of Deeds at page 373; Bargain & Sale Deed recorded November 9, 1906 in Book 18 of Deeds at page 567)
Government Lots 2 and 6, LESS AND EXCEPTING THEREFROM that portion conveyed to Sunlight Development Company in Book M8 at page 9008. (Recording References: Quit Claim Deed recorded September 23, 1905 in Book 51 of Deeds at page 595; Quit Claim Deed recorded September 23, 1905 in Book 55 of Deeds at page 173; Quit Claim Deed recorded March 16, 1907 in Book 55 of Deeds at page 351; Grant Deed recorded February 26, 1905 in Book 56 of Deeds at page 626)
Government Lots 4, 5 and 8, LESS AND EXCEPTING THEREFROM that portion conveyed to Sunlight Development Company in Book M8 at page 9008. (Recording Reference: Warranty Deed recorded April 18, 1900 in Book 40 of Deeds at page 524)
Section 9:
Government Lots 1, 2 and 3, LESS AND EXCEPTING THEREFROM that portion conveyed to Sunlight Development Company in Book M8 at page 9008. (Recording References: Quit Claim Deed recorded September 23, 1905 in Book 51 of Deeds at page 595; Quit Claim Deed recorded September 23, 1905 in Book 55 of Deeds at page 173; Quit Claim Deed recorded March 16, 1907 in Book 55 of Deeds at page 351; Grant Deed recorded February 26, 1905 in Book 56 of Deeds at page 626)
Government Lots 4 and 5, LESS AND EXCEPTING THEREFROM that portion conveyed to Sunlight Development Company in Book M8 at page 9008. (Recording References: Quit Claim Deed recorded October 1, 1906 in Book 59 of Deeds at page 129; Bargain & Sale Deed recorded November 9, 1906 in Book 18 of Deeds at page 567; Deed recorded March 16, 1907 in Book 55 of Deeds at page 372)
Section 10:
Government Lots 5, 6, 7 and 8. (Recording References: Quit Claim Deed recorded October 1, 1906 in Book 59 of Deeds at page 129; Bargain & Sale Deed recorded November 9, 1906 in Book 18 of Deeds at page 567; Deed recorded March 16, 1907 in Book 55 of Deeds at page 372)
Section 14:
Government Lots 1, 2 and the SE1/4SE1/4, LESS AND EXCEPTING THEREFROM that portion thereof conveyed in Book 255 of Deeds at page 166, that portion conveyed by Book M7 at page 1920, that portion conveyed by Book M7 at page 5667 that portion conveyed by Book M10 at page 7674 and that portion conveyed by Book M8 at page 9008. (Deed Reference: Quit Claim Deed recorded November 9, 1906 in Book 59 of Deeds at page 142)
Section 17:
All that part of the W1/2NE1/4 and SE1/4NE1/4, described as follows, to-wit: Beginning at the Southwest corner of said Northeast quarter, running thence East 319 feet; thence North 19°25' East, 284 feet; thence North 29°18' East, 390 feet; thence North 52°15' East, 322 feet; thence North 37°01' East, 399 feet; thence north 59°49' East, 256 feet; thence North 62°00' East, 145 feet, more or less, to the North line of the SE1/4NE1/4 of said Section; thence West on said North line 128 feet, more or less, to the Northwest corner of said SE1/4NE1/4; thence due North 1320 feet, more or less, to the North line of said Section; thence West along last mentioned North line 1320 feet, more or less, to the quarter section corner on said last mentioned North line; thence South 2640 feet, more or less, to the point of beginning, LESS AND EXCEPTING THEREFROM that portion conveyed in Book 126 of Deeds at page 447 and further less and excepting therefrom that portion conveyed in Book M33 at page 3014 (Recording Reference: Warranty Deed recorded March 12, 1943 in Book 58 of Deeds at page 45)
Mineral Entry No. 392, embracing the NE1/4NE1/4 of Government Lot 1 and the E1/2W1/2 of Government Lot 1, LESS AND EXCEPTING THEREFROM that portion thereof conveyed in Deed recorded in Book M33 at page 3013 (Recording Reference: Bargain & Sale Deed recorded April 14, 1915 in Book 80 of Deeds at page 245; Quit Claim Deed recorded September 12, 1916 in Book 81 of Deeds at page 19; Quit Claim Deed recorded September 12, 1916 in Book 81 of Deeds at page 20)
Section 18:
S1/2SE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 126 of Deeds at page 230 and that portion conveyed by Deed recorded in Book 126 of Deeds at page 253. (Recording Reference: Warranty Deed recorded April 8, 1907 in Book 63 of Deeds at page 25)
Section 19:
Government Lots 2, 3, 4, NE1/4SW1/4, SE1/4NW1/4 and N1/2NE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 126 of Deeds at page 230 and that portion conveyed by Deed recorded in Book 126 of Deeds at page 253. (Recording Reference: Warranty Deed recorded April 8, 1907 in Book 63 of Deeds at Page 25)
That part of the SW1/4NE1/4 and W1/2SE1/4 that lies within and beneath the high water flood line of the lake or reservoir made by the dam, and more particularly described as follows: Beginning at a point bearing West 498.02 feet from the Northeast corner of the SW1/4NE1/4 of said Section 19; running thence South 10°30' East, 968.25 feet; thence South 59° West, 1165 feet; thence South 15° East, 868 feet; thence South 23°54' West, 556.5 feet; thence North 2899.43 feet along the center line of said Section 19 to the Northwest corner of said SW1/4NE1/4; thence East 821.98 feet along the Northern boundary line of said SW1/4NE1/4, to the point of beginning. (Recording References: Warranty Deed recorded December 30, 1907 in Book 61 of Deeds at page 586; Warranty Deed recorded January 18, 1908 in Book 61 of Deeds at page 608)
Government Lot 1 and the NE1/4NW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 126 of Deeds at page 230 and that portion conveyed by Deed recorded in Book 126 of Deeds at page 253 (Recording Reference: Warranty Deed recorded February 26, 1906 in Book 60 of Deeds at page 254; Sheriffs Deed recorded July 9, 1919 in Book 45 of Deeds at page 191)
SE1/4SW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Quit Claim Deed recorded May 14, 1945 in Book 133 of Deeds at page 188. (Recording Reference: Warranty Deed recorded July 3, 1909 in Book 65 of Deeds at Page 276)
That part of the S1/2NE1/4, more particularly described as being a strip of land 30 feet in width, lying 15 feet on either side of a center line described as follows: Beginning at a point from which point the

East one quarter corner of said Section 19 bears South 76°39' East, 1570 feet and running thence South 69°20' East, 758 feet to a point, from which point the East one quarter corner of said Section 19 bears South 83°22' East, 824 feet. (Recording Reference: Quitclaim Deed recorded October 7, 1958 in Book 205 of Deeds at page 192)
Section 23:
Government Lots 2, 3 and 4, LESS AND EXCEPTING THEREFROM that portion conveyed Deed recorded in Book 255 of Deeds at page 162, that portion conveyed by Deed recorded in Book M9 at page 7659, that portion conveyed by Deed recorded in Book M8 at page 9008 and that portion conveyed by Deed recorded in Book M10 at page 7674. (Recording Reference: Warranty Deed recorded June 27, 1906 in Book 61 of Deeds at page 84)
Section 24:
Government Lots 1, 2 and 3, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book M8 at page 9008. (Recording Reference: Quit Claim Deed recorded June 28, 1905 in Book 56 of Deeds at page 476: Trustee's Deed recorded June 28, 1905 in Book 56 of Deeds at page 478)
Section 26:
Government Lots 1, 2, 3, 4, 5, 6, 7 and 8 and the SE1/4, NW1/4NW1/4, SE1/4NE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 61 of Deeds at page 221, that portion conveyed by Deed recorded in Book M4 at page 9917 and that portion conveyed by Deed recorded in Book M9 at page 7659. (Recording Reference: Quit Claim Deed recorded June 28, 1905 in Book 56 of Deeds at page 476; Trustee's Deed recorded June 28, 1905 in Book 56 of Deeds at page 478)
Section 27:
E1/2SE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 61 of Deeds at page 221. (Recording Reference: Quit Claim Deed recorded June 28, 1905 in Book 56 of Deeds at page 476; Trustee's Deed recorded June 28, 1905 in Book 56 of Deeds at page 478)
SE1/4NE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 255 of Deeds at page 168, that portion conveyed by Deed recorded in Book M4 at page 5634, that portion conveyed by Deed recorded in Book M7 at page 7390 and that portion conveyed by Deed recorded in Book M9 at page 2201. (Recording Reference: Warranty Deed recorded June 27, 1906 in Book 61 of Deeds at page 84)
Section 30:
Government Lots 1, 2 and 3, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 133 of Deeds at page 188. (Recording Reference: Bargain and Sale Deed recorded May 18, 1906 in Book 18 of Deeds at Page 554)
NE1/4NW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 133 of Deeds at page 188. (Recording Reference: Warranty Deed recorded July 3, 1909 in Book 65 of Deeds at page 276)
Section 35:

Government Lots 1, 5, 6 and 7 and the N1/2NE1/4, LESS AND EXCEPTING THEREFROM all that portion conveyed by Deed recorded in Book 61 of Deeds at page 221. (Recording Reference: Quit Claim Deed recorded June 28, 1905 in Book 56 of Deeds at page 476; Trustee's Deed recorded June 28, 1905 in Book 56 of Deeds at page 478)
That part of Section 35, particularly described as follows, to-wit: Commencing on the West bank of the Missouri River at a point where the South line of Lot 1 of Section 35 intersects said River; running thence West on the said South line of said Lot, 34 rods; thence South 45° East, 67 rods, thence East 34 rods to the bank of the Missouri River; thence down the West bank of said River to the place of beginning, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 61 of Deeds at page 221. (Recording Reference: Quit Claim Deed recorded June 28, 1905 in Book 56 of Deeds at page 476; Trustee's Deed recorded June 28, 1905 in Book 56 of Deeds at page 478)
That certain Mineral Entry No. 3442 known as Government Lot 4, LESS AND EXCEPTING THEREFROM that portion conveyed in Deed recorded in Book 208 of Deeds at page 172. (Recording Reference: Quit Claim Deed recorded November 28, 1906 in Book 59 of Deeds at page 151; Grant Deed recorded November 14, 1906 in Book 61 of Deeds at page 253)
Section 36:
Government Lots 1 and 2 and the NE1/4SW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 56 of Deeds at page 476. (Recording Reference: Quit Claim Deed recorded June 28, 1905 in Book 56 of Deeds at page 476; Trustee's Deed recorded June 28, 1905 in Book 56 of Deeds at page 478)
TOWNSHIPS 11 & 12 NORTH, RANGE 2 WEST, M.P.M., LEWIS AND CLARK COUNTY, MONTANA:
Parcel 2 of Hauser Dam Minor Subdivision, the Plat of which was filed September 13, 1999 as Document No, 603147 (Recording Reference: Quit Claim Deed recorded November 26, 1907 in Book 59 of Deeds at page 325; Warranty Deed recorded April 2, 1987 in Book M7 at page 7767)
TOWNSHIP 11 NORTH, RANGE 3 WEST, M.P.M., LEWIS AND CLARK COUNTY, MONTANA:
Section 22:
NW1/4, SE1/4, E1/2SW1/4 and SW1/4SW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 133 of Deeds at page 188. (Recording Reference: Warranty Deed recorded July 17, 1906 in Book 60 of Deeds at page 396)
NE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 133 of Deeds at page 188, (Recording Reference: Warranty Deed recorded October 19, 1905 in Book 60 of Deeds at page 122)
Section 23:
S1/2NW1/4NE1/4, S1/2N1/2NW1/4NE1/4, S1/2NE1/4NW1/4 and the S1/2N1/2NE1/4NW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 126 of Deeds at page 246. (Recording Reference: Warranty Deed recorded February 26, 1906 in Book 60 of Deeds at page 256)

SW1/4SE1/4 and that part of the SE1/4SW1/4 that lies South of the Prickley Pear Creek. (Recording Reference: Grant Deed recorded September 23, 1905 in Book 56 of Deeds at page 515; Warranty Deed recorded September 23, 1905 in Book 60 of Deeds at page 91)
NE1/4SE1/4 and the E1/2NE1/4 (Recording Reference: Warranty Deed recorded September 27, 1905 in Book 60 of Deeds at page 100)
SW1/4NE1/4, SE1/4NW1/4, NE1/4SW1/4, NW1/4SE1/4 and that part of the SE1/4SW1/4 lying and being on the North side of Prickley Pear Creek. (Recording Reference: Warranty Deed recorded February 26, 1906 in Book 60 of Deeds at page 253)
SE1/4SE1/4 (Recording Reference: Warranty Deed recorded February 26, 1906 in Book 60 of Deeds at page 257)
SW1/4NW1/4 and the NW1/2SW1/4 (Recording Reference: Warranty Deed recorded October 19, 1905 in Book 60 of Deeds at page 122)
SW1/4SW1/4 (Recording Reference: Warranty Deed recorded July 17, 1906 in Book 60 of Deeds at page 396)
Section 24:
SW1/4SE1/4 (Recording Reference: Warranty Deed recorded September 23, 1905 in Book 60 of Deeds at page 92)
SE1/4SE1/4, NE1/4NE1/4SE1/4 and the S1/2NE1/4SE1/4 (Recording Reference: Warranty Deed recorded September 27, 1905 in Book 60 of Deeds at page 99)
SW1/4SW1/4 (Recording Reference: Warranty Deed recorded February 26, 1906 in Book 60 of Deeds at page 257)
E1/2NW1/4 and the NE1/4SW1/4 (Recording Reference: Warranty Deed recorded February 26, 1906 in Book 60 of Deeds at page 250)
N1/2NE1/4 and the SW1/4NE1/4 (Recording Reference: Warranty Deed recorded February 26, 1906 in Book 60 of Deeds at page 254; Sheriffs Deed recorded July 9, 1919 in Book 45 at page 191)
W1/2NW1/4 and the NW1/4SW1/4 (Recording Reference: Warranty Deed recorded February 26, 1906 in Book 60 of Deeds at page 249)
SE1/4SW1/4 (Recording Reference: Warranty Deed recorded September 23, 1905 in Book 60 of Deeds at page 90: Grant Deed recorded September 23, 1905 in Book 56 of Deeds at page 516)
SE1/4NE1/4, NW1/4SE1/4 and the NW1/4NE1/4SE1/4 (Recording Reference: Warranty Deed recorded September 27, 1905 in Book 60 of Deeds at page 98)
Section 25:
W1/2NW1/4, NW1/4SW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 133 of Deeds at page 188. (Recording Reference: Warranty Deed recorded February 26, 1906 in Book 60 of Deeds at page 257)

E1/2NE1/4 and the NE1/4SE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 133 of Deeds at page 188. (Recording Reference: Warranty Deed recorded February 26
NE1/4NW1/4 and the N1/2SE1/4NW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 133 of Deeds at page 188. (Recording Reference: Warranty Deed recorded September 23, 1905 in Book 60 of Deeds at page 90; Grant Deed recorded September 23, 1905 in Book 56 of Deeds at page 516)
W1/2NE1/4 and the NW1/4SE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 133 of Deeds at page 188. (Recording Reference: Warranty Deed recorded September 23, 1905 in Book 60 of Deeds; at page 92)
NE1/4SW1/4 and the S1/2SE1/4SE1/4NW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 133 of Deeds at page 188. (Recording Reference: Warranty Deed recorded April 9, 1906 in Book 60 of Deeds at page 303)
Section 26:
E1/2NE1/4 and the NE1/4SE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 133 of Deeds at page 188. (Recording Reference: Warranty Deed recorded February 26, 1906 in Book 60 of Deeds at page 257)
W1/2NE1/4, W1/2SE1/4, E1/2NW1/4 and the NE1/4SW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 133 of Deeds at page 188. (Recording Reference: Warranty Deed recorded September 23, 1905 in Book 60 of Deeds at page 91; Grant Deed recorded September 23, 1905 in Book 56 of Deeds at page 516)
W1/2NW1/4 and the NW1/4SW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 133 of Deeds at page 188. (Recording Reference: Warranty Deed recorded July 17, 1906 in Book 60 of Deeds at page 396)
Section 27:
N1/2 and the NE1/4SE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Deed recorded in Book 133 of Deeds at Page 188. (Recording Reference: Warranty Deed recorded July 16, 1906 in Book 60 of Deeds at page 396)
HOLTER LANDS
TOWNSHIP 12 NORTH, RANGE 3 WEST, M.P.M., LEWIS AND CLARK COUNTY, MONTANA:
Section 2:
Government lots 10 and 11 (Recording Reference: Warranty Deed recorded February 24, 1908 in Book 58 of Deeds at page 16; Quit Claim Deed recorded March 7, 1944 in Book 130 of Deeds at page 261)
Government lots 6, 7, 8, 9 and 12, N1/2SE1/4, SW1/4SE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed in Book M5 at page 610. (Recording Reference: Warranty Deed recorded January 27, 1916 in Book 80 of Deeds at page 535)
Section 3:

SE1/4NE1/4, E1/2SE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Book M8 at page 7876. (Recording Reference: Warranty Deed recorded February 24, 1908 in Book 58 of Deeds at page 16)
That part of the SW1/4NE1/4 described as follows: Beginning at a point bearing West 1420 feet from the East quarter corner of said Section 3; running thence North 45° East, 141.40 feet; thence South 100 feet; thence West 100 feet to the point of beginning. (Recording Reference: Warranty Deed recorded June 5, 1908 in Book 64 of Deeds at page 62)
Section 11:
Government Lots 2, 3, 4, 8, 9 and 10, NW1/4NW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Book M8 at page 7876. (Recording Reference; Warranty Deed recorded February 24, 1908 in Book 58 of Deeds at page 16)
Government Lot 7 and that part of Government Lot 6 described as follows: Beginning at a point bearing West 400 feet from the East quarter corner of said Section 11; running thence North 31°13' West, 1543.50 feet; thence West 120 feet; thence South 740 feet to the right bank of the Missouri River; thence following up the right bank of the Missouri River to a point at the junction of the South line of said Lot 6 and the right bank of the Missouri River; thence East 230 feet to the point of beginning, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 271 of Deeds at page 600. Also that part of the NE1/4NE1/4 described as follows: Beginning at a point bearing West 1200 feet from the Southeast corner of the NE1/4NE1/4 of said Section 11; running thence North 25°38' West, 277.30 feet; thence South 250 feet; thence East 120 feet to the point of beginning. (Recording Reference: Warranty Deed recorded June 5, 1908 in Book 64 of Deeds at page 62)
Government Lots 1 and 5, LESS AND EXCEPTING THEREFROM that portion conveyed in Book M5 at page 610 (Recording Reference: Warranty Deed recorded January 27, 1916 in Book 80 of Deeds at page 535)
That part of the NE1/4NE1/4 described as follows: Commencing at the section corner common to Sections 1, 2, 11 and 12, being a brass cap monument; run South 89°56' West, 1340.2 feet along the North line of Section 11 to an iron pin; thence South 997.4 feet to a point, said point being the true point of beginning; thence continuing South 61.6 feet to an iron pin; thence South 25°38' East, 277.3 feet to an iron pin; thence South 31°13' East, 130.5 feet to a point; thence North 23°54' West, 462.9 feet to the point of beginning. (Recording Reference: Quit Claim Deed recorded March 15, 1973 in Book 271 of Deeds at page 605)
Section 12:
Government Lot 2, LESS AND EXCEPTING THEREFROM that portion conveyed in Book M8 at page 7876. (Recording Reference: Warranty Deed recorded February 24, 1908 in Book 58 of Deeds at page 16)
Sections 13 and 14:
Those certain placer mining claims designated by the Surveyor General as Survey No. 4108 and Survey No. 4109, LESS AND EXCEPTING THEREFROM that portion conveyed by Book M8 at page 7876. (Recording Reference: Bargain and Sale Deed recorded December 2, 1916 in Book 78 of Deeds at page 111)
TOWNSHIP 13 NORTH, RANGE 3 WEST, M.P.M., LEWIS AND CLARK COUNTY, MONTANA:

Section 1:
Government Lots 5, 6, 7 and 8, E1/2SW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 139 of Deeds at page 119. (Recording Reference: Bargain and Sale Deed recorded March 7, 1916 in Book 79 of Deeds at page 500)
Section 2:
Government Lot 2, LESS AND EXCEPTING THEREFROM that portion conveyed in Book 139 of Deeds at page 119. (Recording Reference: Quit Claim Deed recorded October 21, 1907 in Book 59 of Deeds at page 304; Quit Claim Deed recorded November 27, 1907 in Book 59 of Deeds at page 327; Quit Claim Deed recorded August 14, 1926 in Book 81 of Deeds at page 312; Quit Claim Deed recorded December 29, 1949 in Book 155 of Deeds at page 100)
All that portion of Government Lots 4, 5, 8 and 9 and the S1/2SW1/4 and the NE1/4SW1/4, described as follows: Beginning at a meander corner on the left bank of the Missouri River, said meander corner being described in notes filed in the Surveyor General's office, as follows: 43.45 chains South 0°32' East from the Northeast corner of Section 2, Township 13 North, Range 3 West, on line between Sections 1 and 2, set a granite stone 18" x 12" x 8" twelve inches in the ground for meander corner fractions, Sections 1 and 2 marked L.C. on North face with one groove on East face and raised a mound of stone 2 foot base, 1-1/2 feet high, South of corner; pits impracticable; thence South 0°32' East, on section line between Sections 1 and 2, 528.7 feet to the Southeast corner of the NE1/4SE1/4 of Section 2; thence West 216 feet along the South line of the NE1/4SE1/4 of Section 2; thence North 44°30' West, 420 feet; thence North 65°07’ West, 366 feet; thence North 58°25' West, 230 feet; thence North 69°43' West, 160 feet; thence South 47°00' West, 245 feet; thence North 26°27 West, 290 feet; thence South 49°55' West, 312 feet; thence South 83°32' West 170 feet; thence North 30°35' East, 165 feet; thence 4°39' East, 210 feet; thence South 72°49' West, 420 feet; thence North 83°28' West, 280 feet; thence North 57°27’ West, 342 feet; thence North 61°01' West, 308 feet; thence North 40°57’ West, 260 feet; thence North 36°35' West 197 feet; thence North 68°00' West, 100 feet; thence North 23°35' East, 100 feet; thence North 18°10' West, 270 feet; thence North 9°19' East, 660 feet; thence North 35°15' West, 171.9 feet to a point on the North line of the SI/2NW1/4 of Section 2, Township 13 North, Range 3 West, said point being North 89°25' East, 1877.5 feet from the Northwest corner of the SW1/4NW1/4 of Section 2, measured along the North line of the S1/2NW1/4 of Section 2, Township 13 North, Range 3 West; thence North 89°25' East along the said line 135 feet, more or less, to the Missouri River, thence in a Southeasterly direction along the meanders of said river to the point of beginning. (Recording Reference: Affidavit with November 24, 1925 Decree of Condemnation attached, recorded October 16, 1998 in Book M21 at page 2152)
All of Government Lot 5. (Recording Reference: Affidavit with November 24, 1925 Decree of Condemnation attached, recorded October 16, 1998 in Book M21 at page 2152)
Section 11:
Government Lots 1, 2, 3, 4, 5, 6, 7, 8 and 9, SE1/4NW1/4, NW1/4NE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 139 of Deeds at page 119 and that portion conveyed by Book 155 of Deeds at page 100. (Recording Reference: Bargain and Sale Deed recorded March 7, 1916 in Book 79 of Deeds at page 500)
Section 13:
Government Lots 1, 2, 3,4, 7, 8, 9, 10, 11 and 12, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 139 of Deeds at page 119 and that portion conveyed by Book 217 of Deeds at page 183. (Recording Reference: Bargain and Sale Deed recorded March 7, 1916 in Book 79 of Deeds at page 500)
Government Lots 5 and 6, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 217 of Deeds at page 183. (Recording Reference: Warranty Deed recorded February 21, 1916 in Book 82 of Deeds at page 69)
Section 14:
Government Lots 6 and 7, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 217 of Deeds at page 183. (Recording Reference: Warranty Deed recorded February 21, 1916 in Book 82 of Deeds at page 69)
Section 25:
A tract of land in the SE1/4SE1/4, described as follows: Beginning at a point bearing East 2330 feet from the South quarter corner of said Section 25; running thence North 58°30' East 363.60 feet; thence South 190 feet; thence West 310 feet to the point of beginning. (Recording Reference: Warranty Deed recorded June 5, 1908 in Book 64 of Deeds at page 62)
Section 36:
A tract of land described as follows: Beginning East 2244 feet from the Southwest corner of Section 36, Township 13 North, Range 3 West; running thence the following courses: West 201.12 feet; thence North 12°00' East, 510 feet; thence North 33°00' East 1460 feet; thence North 24°15' East, 793 feet; thence North 25°45' East, 1070 feet; thence North 29°15' East, 1047.59 feet; thence North 53°00' East. 250 feet; thence East 320 feet; thence South 123.43 feet; thence following up the left bank of the Missouri River, to the place of beginning. (Recording Reference: Patent recorded March 17, 1908 in Book 58 of Deeds at page 36)
TOWNSHIP 14 NORTH, RANGE 3 WEST, M.P.M., LEWIS AND CLARK COUNTY, MONTANA:
Section 4:
SW1/4SW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 229 of Deeds at page 352. (Recording Reference: Quit Claim Deed recorded August 21, 1908 in Book 59 of Deeds at page 408)
Section 5:
Government Lots 13 and 14. (Recording Reference: Warranty Deed recorded November 16, 1907 in Book 61 of Deeds at page 536)
Tract 4 of Holter Dam Minor Subdivision, the Plat of which was filed September 13, 1999 as Document No. 603145. (Recording Reference: Warranty Deed recorded November 22, 1907 in Book 61 of Deeds at page 538)
Section 8:
Government Lots 2, 3, SW1/4NE1/4, NW1/4SE1/4, N1/2NE1/4NW1/4 and such portions of the NE1/4SW1/4, SW1/4SE1/4 and NE1/4SE1/4 as may be overflowed by the elevation of the waters of the Missouri River to the height of 3,570 feet above sea level, determined from the Missouri River Commission bench marks set along said River which portions are more particularly described as follows: A tongue of land in the NE1/4SW1/4 of said Section 8, beginning at a point where said flood elevation line level intersects the East line of said forty, which point is distant from the Southeast corner of said forty, 470 feet North thereof; thence on said flood elevation line level into said forty to a point where the said line again intersects the said East line of said forty, which point is distant Northerly from the first named point of intersection 340 feet; also, a second tongue of land last named forty, beginning at a point where said flood elevation line level intersects the North line of said forty, which point is distant 800 feet East from the Northwest corner thereof; thence into said forty along said flood elevation line level to a point where the same again intersects said North line, which said last named point is distant 60 feet Easterly from said first named point of intersection; also, a tongue of land in the Southwest quarter of the Southeast quarter of said Section 8, beginning at a point where said flood elevation line level intersects the North line of said forty, which point is distant 570 feet Eastward from the Northwest corner thereof; thence on said flood elevation line level into said forty to a point where said flood elevation line level again intersects said North line thereof, which last named point is distant from said first named point of intersection 240 feet Easterly; also, a certain other tongue of land in the NE1/4SE1/4 of said Section 8, beginning at a point where said flood elevation line level intersects the West line of said forty, which point is distant 560 feet Northerly from the Southwest corner of said forty; thence along said flood elevation line level and across said forty to a point where said last named flood elevation line level intersects the East line of said forty, said point being distant Northerly 1210 feet from the Southeast corner thereof, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 218 of Deeds at page 187, that portion conveyed by Book M7 at page 7391, that portion conveyed by Book M9 at page 7463 and Tract 5 of Holter Dam Minor Subdivision, the Plat of which was filed September 13, 1999 as Document No. 603145/MS. (Recording Reference: Quit Claim Deed recorded October 21, 1907 in Book 59 of Deeds at page 305; Warranty Deed recorded January 25, 1908 in Book 61 of Deeds at page 618)
SE1/4NW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Book M7 at page 7391 and that portion conveyed by Book M9 at page 7463. (Recording Reference: Quit Claim Deed recorded October 21, 1907 in Book 59 of Deeds at page 305)
Government Lot 1. (Recording Reference: Quit Claim Deed recorded August 21, 1908 in Book 59 of Deeds at page 408)
Section 9:
Government Lots 1, 2, 3, 6, 7 and 10, E1/2NE1/4, SE1/4SE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 229 of Deeds at page 349. (Recording Reference: Warranty Deed recorded November 16, 1907 in Book 61 of Deeds at page 536)
Government Lots 4, 5, 8 and 9 and such portions of the W1/2SW1/4 as may be overflowed by the elevation of the waters of the Missouri River to the height of 3,570 feet above sea level, determined from the Missouri River Commission bench marks set along said River which portions are more particularly described as follows: A certain tract of land situate in the Northwest corner of the NW1/4SW1/4 of said Section 9, beginning at a point where said flood elevation line level intersects the West line of said forty, which point is distant 1210 feet North from the Southwest corner thereof; thence along said flood elevation line level to a point where the same intersects the North line of said forty, which last named point is distant 1190 feet West from the Northwest corner thereof; also a tongue of land situate in the SW1/4SW1/4 of said Section 9, beginning at a point where said flood elevation line level intersects the East line of said forty, which point is distant 580 feet South from the Northeast corner of said forty; thence into said forty along said flood elevation line level to a point of outlet where the same intersects the East line of said forty, which point is distant 130 feet

South of said first named point of intersection; also a certain other tract of land situate in the last named forty, beginning at a point where said flood elevation line level intersects the East line of said forty, which point is distant 1120 feet South of the Northeast corner thereof, and running into and across the same along the level of said last named line to a point where the same intersects the South Line of said forty, which point is distant East 1260 feet from the Southwest corner thereof, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 126 of Deeds at page 48. (Recording Reference: Warranty Deed recorded January 25, 1908 in Book 61 of Deeds at page 618)
Section 10:
That portion of the SW1/4NW1/4, W1/2SW1/4, SE1/4SW1/4 below a height of 3,570 feet above sea level as indicated by the Missouri River Commission bench marks. (Recording Reference: Warranty Deed recorded November 2, 1917 in Book 66 at page 195)
Section 14:
NW1/4SW1/4, SE1/4SW1/4, Government Lot 1, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 233 of Deeds at page 470, that portion conveyed by Book M7 at page 2443 and that portion conveyed by Book M17 at page 5366. (Recording Reference: Warranty Deed recorded November 16, 1907 in Book 61 of Deeds at page 536)
Section 15:
NW1/4NW1/4, NE1/4NW1/4, SE1/4NW1/4, SW1/4NE1/4, NE1/4SE1/4, Government Lots 1, 2, 3, 4 and 5, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 233 of Deeds at page 470, that portion conveyed by Book 238 of Deeds at page 599, that portion conveyed by Book M7 at page 2443 and that portion conveyed by Book M17 at page 5366. (Recording Reference: Warranty Deed recorded November 16, 1907 in Book 61 of Deeds at page 536)
Government Lots 6, 7 and 8. (Recording Reference: Warranty Deed recorded June 5, 1908 in Book 64 of Deeds at page 62)
Section 16:
A tract of land described as follows: Beginning at the Southeast corner of Section 16, Township 14 North, Range 3 West, and running thence in the following course: West 430 feet; thence North 44°30' West, 3065 feet; thence North 58°10' West, 665 feet; thence North 27°10’ West, 1050 feet; thence South 66°00' West, 935 feet; thence North 39°30' East, 780 feet; thence South 72°30' West, 740 feet; thence North 49°45' East, 745 feet; thence North 10°15' East, 560 feet; thence South 41°15' East, 640 feet; thence North 60°15' East, 670 feet; thence North 47°30' West, 1365.1 feet; thence East 1475.2 feet; thence South 1320 feet; thence East 590 feet; thence following up the left bank of the Missouri River to the intersection of the left bank of the Missouri River and East line of Section 16; thence South 917.4 feet to the Southeast corner of Section 16, or the place of beginning. (Recording Reference: Patent recorded March 17, 1908 in Book 58 at page 36)
Government Lots 1 and 4. (Recording Reference: Warranty Deed recorded November 16, 1907 in Book 61 of Deeds at page 536)
Government Lot 2. (Recording Reference: Warranty Deed recorded January 25, 1908 in Book 61 of Deeds at page 618)
Section 21:

A tract or parcel of land in the NE1/4NE1/4NE1/4 which land is further described as follows: Beginning at a point which is the Section corner of Sections 15, 16, 21 and 22, Township 14 North, Range 3 West, M.P.M., thence South 0°30' West along the West Section line of Section 22, a distance of 275 feet; thence North 70°30' West, a distance of 295 feet; thence North 49°24' West a distance of 270 feet, more or less to an intersection with the South line of Section 16, Township 14 North, Range 3 West; thence South 89°57' East along said Section line 485 feet, more or less, to the point of beginning. (Recording Reference: Bargain and Sale Deed recorded October 6, 1917 in Book 86 of Deeds at page 321)
Section 22:
Government Lots 1, 2, 3 and 4, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 217 of Deeds at page 183. (Recording Reference: Warranty Deed recorded January 25, 1908 in Book 61 of Deeds at page 616)
Government Lot 5, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 217 of Deeds at page 183. (Recording Reference: Quit Claim Deed recorded August 21, 1908 in Book 59 of Deeds at page 408)
Government Lot 6, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 217 of Deeds at page 183 (Recording Reference: Quit Claim Deed recorded November 12, 1909 in Book 59 of Deeds at page 600)
Government Lot 7, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 139 of Deeds at page 119. (Recording Reference: Bargain and Sale Deed recorded July 23, 1907 in Book 18 at page 586)
Section 23:
Government Lots 1, 2, 3, 4, 5, 6, 7, 8 and 9, NW1/4NE1/4, SW1/4NW1/4, E1/2E1/2, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 139 of Deeds at page 119 and that portion conveyed by Book 217 of Deeds at page 183. (Recording References: Bargain and Sale Deed recorded March 26, 1908 in Book 64 of Deeds at page 23; Quit Claim Deed recorded August 16, 1947 in Book 139 of Deeds at page 119)
Section 26:
Government Lots 1, 2, 3, 4, 5, 6, 7 and 8, NW1/4NE1/4, SW1/4SE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 139 of Deeds at page 119 and that portion conveyed by Book 217 of Deeds at page 183. (Recording References: Bargain and Sale Deed recorded July 23, 1907 in Book 18 at page 586; Deed recorded April 13, 1908 in Book 58 of Deeds at page 55)
Section 27:
Government Lots 1, 4, 5, 7, 8, 11, 12 and 13, NE1/4NE1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 139 of Deeds at page 119. (Recording References: Bargain and Sale Deed recorded March 26, 1908 in Book 64 of Deeds at page 23)
Government Lots 2, 3, 6, 9, 10 and 14, E1/2NW1/4, SW1/4NW1/4 and NW1/4SW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 217 of Deeds at page 183. (Recording References: Grant Deed recorded April 13, 1908 in Book 58 of Deeds at page 55)
Section 34:

Government Lots 1, 2, 3, 7, 8, 12 and 13, SE1/4NW1/4, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 139 of Deeds at page 119 and that portion conveyed by Book 217 of Deeds at page 183. (Recording References: Bargain and Sale Deed recorded July 23, 1907 in Book 18 at page 586; Grant Deed recorded April 13, 1908 in Book 58 at page 55)
NW1/4NE1/4. (Recording References: Bargain and Sale Deed recorded March 26, 1908 in Book 64 of Deeds at page 23: Quit Claim Deed recorded August 16, 1947 in Book 139 of Deeds at page 119)
Section 35:
Government Lots 1, 4, 5 and 8, E1/2, LESS AND EXCEPTING THEREFROM that portion conveyed by book 139 of Deeds at page 119. (Recording Reference: Grant Deed recorded May 5, 1908 in Book 64 of Deeds at page 45)
Government Lots 2, 3, 6 and 7, LESS AND EXCEPTING THEREFROM that portion conveyed by Book 217 at page 183. (Recording Reference: Grant Deed recorded April 13, 1908 in Book 58 of Deeds at page 55)
MADISON COUNTY
MADISON LANDS
Township 4 South, Range 1 West, M.P.M., Madison County, Montana
Section 34:
That part of the SW1/4SW1/4NE1/4 described as follows, to-wit: Beginning at the Northwest corner of the SE1/4 of said Section; thence East 221 feet; thence North 71°08’West, 233 feet; thence South 74.6 feet to the Place of Beginning, AND that part of the E1/2SE1/4 described as follows, to wit: Beginning at the Southeast corner of said Section; thence West, 1124 feet; thence North 68°19’ West, 209 feet; thence North 2155 feet; thence South 82°54’ East, 256 feet; thence North 81°15’ East, 722.5 feet; thence North 56°57’ East, 420 feet; thence South 00°03’ West, 2540 feet to the place of beginning, AND that part of the W1/2SE1/4 described as follows, to-wit: Beginning at a point whence the quarter corner on the Southern boundary of said Section bears South 76°27’ West, 768.7 feet; thence North 29°32’ West, 613.7 feet; thence North 07°49’ West 769 feet; thence North 71°02’ West, 217.4 feet; thence North 53°45’W, 167 feet; thence Northerly, along the Western boundary of said quarter, 994.6 feet to the Northwest corner of said quarter section; thence Easterly along the Northern boundary line of said quarter, 220.7 feet; thence South 71°18’ East, 69.2 feet; thence South 10°55’ East, 680.8 feet; thence North 69°27’ East, 817 feet; thence South 82°54’ East, 133 feet; thence South, 2155 feet; thence North 68°19’ West, 367.3 feet; thence South 84°50’ West, 230.2 feet to the place of beginning, AND that part of the SW1/4 described as follows, to-wit; Beginning at a point on the Eastern boundary of said quarter, whence the quarter corner on the South boundary of said Section 34 bears South, 1645.4 feet; thence North 53°45’ West, 469 feet; thence North 03°10’ East, 639.5 feet; thence North 60°02’ East, 158 feet; thence East, 206 feet; thence South, 994.6 feet to the place of beginning. (Recording Reference; Deed recorded October 10, 1903, Book 73, Page 36)
That part of the SE1/4SE1/4NW1/4 described as follows, to-wit: Beginning at the Northwest corner of the SE1/4 of said section; thence North 74.6 feet; thence North 71°08’ West, 51 feet; thence South 60°02’ West, 182 feet; thence East 206 feet to the place of beginning. (Recording Reference: Warranty Deed recorded August 7, 1903, Book 72, Page 581)
Section 35:

S1/2SE1/4, SE1/4SW1/4 (Recording Reference: Deed recorded April 30, 1903, Book 72, Page 462)
NE1/4SW1/4, SW1/4SW1/4, N1/2SE1/4 and that part of the S1/2NE1/4 described as follows, to-wit: Beginning at a point on the Eastern boundary line of said quarter, whence the Northeast corner of said quarter bears North, 1585.5 feet; thence North 85°15’ West 165.5 feet; thence North 75°11’ West, 1009 feet; thence South 30°03’ West, 612.4 feet; thence South 76°04’ West, 284.5 feet; thence South 61°15’ West, 348 feet; thence North 55°30’ West, 308 feet; thence North 26°32’ West, 504.6 Feet; thence South 36°57’ West, 237.5 feet to a point on the Westerly boundary line of said quarter, whence the northwest corner of said quarter bears North 1648.1 feet; thence Southerly along the Western boundary line of said quarter 1036 feet to the Southwest corner of said quarter section; thence Easterly along the Southern boundary line of said quarter section , 2650 feet to the Southeast corner of said quarter section; thence Northerly along the Eastern boundary line of said quarter section 1054.5 feet to the place of beginning, AND that part of the S1/2NW1/4 described as follows, to-wit: Beginning at a point on the eastern boundary line of said quarter section, whence the Northeast corner of said quarter section bears North 1648.1 feet; thence South 36°57’ West, 355.5 feet; thence South 61°25’ West, 342.3 feet; thence North 42°41’ West, 547 feet; thence South 75°42’ West, 346 feet; thence South 57°50’ West, 237 feet; thence South 46°24’ West, 985 feet; thence South 62°55’ West, 310 feet to a point on the Southern boundary line of said quarter section, whence the Southwest corner of said quarter section bears West 230 feet; thence easterly along the southern boundary line of said quarter section 2410 feet to the Southeast corner of said quarter section; thence Northerly along the Eastern boundary line of said quarter section 1038 feet to the place of beginning, AND that part of the NW1/4SW1/4 described as follows, to-wit: Beginning at a point on the Northern boundary line of said SW1/4, whence the Southwest corner of the NW1/4 of said section bears West, 230 feet; thence Easterly along the Northern boundary line of said SW1/4, 1093 feet to the Northeast corner of the NW1/4SW1/4 of said section; thence South, 1320 feet to the Southeast corner of the NW1/4SW1/4 of said section; thence West, 1320 feet to the Southwest corner of the NW1/4SW1/4 of said section; thence Northerly along the Western boundary line of said section, 1204 feet; thence North 62°55’ East, 255 feet to the place of beginning. (Recording reference: Deed recorded September 16, 1903, Book 72, Page 628)
Section 36:
E1/2NE1/4, SE1/4, E1/2SW1/4 EXCEPTING THEREFROM that portion conveyed to James D. Kenworthy and Mary E. Kenworthy by Grant Deed recorded in Book 280, Page 705 and depicted on Certificate of Survey No. 460. (Recording Reference: Grant Deed recorded February 25, 1904, Book 64, Page 444; Grant Deed recorded September 18, 1981, Book 280, Page 705)
W1/2SW1/4 and that part of the W1/2NE1/4 described as follows, to-wit: Beginning at the Southwest corner of the NE1/4 of said Section 36; thence Easterly along the Southern boundary line of the said W1/2NE1/4 of said section 1321.5 feet; thence Northerly along the Eastern boundary line of said W1/2NE1/4 of said section, 2200 feet; thence South 70°48’ West, 243 feet; thence South 45°36’ West, 344.5 feet; thence South 84°22’ West, 332.4 feet; thence South 44°West, 379 feet; thence South 72°44’ West, 220.4 feet; thence South 82°19’ West, 40.5 feet; thence South 1487 feet to the place of beginning, AND that part of the NW1/4 described as follows, to-wit: Beginning at a point on the East boundary line of said quarter, whence the Northeast corner of said quarter bears North 1188 feet; thence South 82°19’ West, 407.5 feet; thence North 87°48’ West, 276.5 feet; thence South 52°24’ West, 402.6 feet; thence North 36°35’ West, 321.8 feet; thence South 84°22’ West, 344 feet; thence North 78°41’ West, 442.6 feet; thence South 69°35’ West, 347.2 feet; thence South 35°55’ West, 389.7 feet; thence North 85°15’ West, 119.5 feet to a point on the Western boundary line of said quarter whence the Northwest corner of said quarter bears North 1585.5 feet; thence South 1054.5 feet to the Southwest corner of said quarter section; thence Easterly along the Southerly boundary line of said quarter 2640 feet to the Southeast corner of said quarter section; thence Northerly, along the Eastern boundary line of said quarter 1487 feet to the place of beginning. (Recording Reference: Deed recorded September 16, 1903, Book 72, Page 628)
N1/2NW1/4 and SE1/4NW1/4: That portion of property lying between the Southern boundary of Tract A1 of the Ennis Lake Minor Subdivision Plat Book 4, of Plats, Page 301, and the northern shoreline of Ennis Lake. (Recording Reference: Quit Claim Deed recorded November 25, 2002, Book 476, Page 916)
Township 4 South, Range 1 East, M.P.M, Madison County, Montana
Section 20:
Nunn Lode Mining Claim designated by the Surveyor General as Survey No. 8500 as defined and described in the Patent from the United States recorded in Book 112 of Patents, Page 345. (Recording Reference: Deed recorded May 13, 1929, Book 117, Page 193)
Section 31:
That part of the SW1/4, described as follows, to wit: Beginning at a point on the Southern boundary line of said quarter section whence the Northwest corner of Section 6 in Township 5 South, Range 1 East, M.P.M., bears West 1382 feet, thence North 42°19’ West, 98 feet; thence North 08°30’ West, 843.2 feet; thence North 03°55’ East, 823.5 feet; thence North 18°23’ West, 546.4 feet; thence North 01°10’ East, 332.5 feet; thence North 07°38’ East, 61.5 feet; thence Westerly along the Northern boundary line of said quarter 1098 feet to the Northwest corner of said quarter, thence South 00°07’ East, along the Montana Principal Meridian 2640 feet to the SW corner of said Section, thence Easterly along the Southern boundary line of said quarter section 1382 feet to the Place of beginning, AND That part of the NW1/4 described as follows, to wit: Beginning at a point on the Western boundary line of said quarter whence the Northwest corner of said quarter bears North 00°07’ West, 130.5 feet; thence South 00°07’ East, along the Montana Principal Meridian 2565 feet to the Southwest corner of the said quarter; thence Easterly along the Southern boundary line of said quarter 1098 feet; thence North 07°38’ East, 464.3 feet; thence North 46°08’ West, 388 feet; thence North 15°41’ West, 112.2 feet; thence North 57°23’ West, 156 feet; thence North 43°26’ West, 449 feet; thence North 39°02’ West, 190.5 feet; thence North 11°21’ West, 217 feet; thence North 14°56’ East, 80.4 feet; thence North 03°04’ West, 400.5 feet; thence North 04°24’ East, 95.5 feet; thence North 42°31’ East, 154.8 feet; thence North 34° West, 390 feet; thence South 72°51’ West, 173 feet to the place of beginning. (Recording Reference: Final Order of Condemnation recorded November 1, 1905, Book 75, Page 69)
That part of the SW1/4, described as follows, to-wit: Beginning at a point on the East side of the Madison River whence the Northwest corner of Section 31, Township 4 South, Range 1 East, M.P.M., bears North 42°50’ West, 610 feet; thence North 62°25’ East, 100 feet; thence North 71°06 East, 49 feet; thence 77°40’ East, 300 feet; thence North 46°08’ East, 100 feet; thence North 50°39’ West, 323 feet; thence North 51°39’ East, 35.5 feet; thence Westerly along the Northern boundary line of said Section, 1198 feet; thence South 42°50’ East, 610 to the place of beginning. (Recording Reference: Warranty Deed recorded May 4, 1911, Book 80, Page 258)
Township 5 South, Range 1 West, M.P.M., Madison County, Montana
Section 1:

Gov’t Lots 1, 2, 3, 4, S1/2NW1/4, SW1/4, S1/2SE1/4 (Recording Reference: Final Order of Condemnation recorded November 1, 1905, Book 75, Page 69)
S1/2NE1/4, N1/2SE1/4 (Recording Reference: Deed recorded September 22, 1903, Book 73, Page 3)
Section 2:
S1/2NE1/4, SE1/4, E1/2SE1/4NW1/4, E1/2NE1/4SW1/4 (Recording Reference: Warranty Deed recorded October 14, 1904, Book 73, Page 404)
S1/2SW1/4, NW1/4SW1/4, SW1/4NW1/4, W1/2SE1/4NW1/4, W1/2NE1/4SW1/4 (Recording Reference: Warranty Deed recorded March 31, 1903, Book 72, Page 429)
Gov’t Lots 1, 2, 3, and 4 (Recording Reference: Deed recorded December 12, 1903, Book 73, Page 109)
Section 3:
That part of the NE1/4 described as follows, to-wit: Beginning at a point on the Northern boundary of said quarter, whence the quarter corner on the Southern boundary line of Section 34 in Township 4 South, Range 1 West of the M.P.M., bears West, 1512 feet; thence Easterly along the Northern boundary of said quarter, 1124 feet to the Northeast corner of said quarter section; thence South 01°45’ East, 2683 feet along the Eastern boundary of said quarter to the Southeast corner of said quarter section; thence West, along the Southern boundary of said quarter, 2200 feet; thence North 12°12’ East, 1507.7 feet; thence North 35°59’ East, 1836 feet; thence North 06°04’ East, 107.7 feet; thence North 31°13’ West, 118.8 feet to the place of beginning. (Recording Reference: Warranty Deed recorded October 10, 1903, Book 73, Page 36)
SE1/4 EXCEPTING THEREFROM, that portion conveyed to Spencer A. Kuykendall and Fae Erlene Kuykendall in Deed recorded in Book 221, Page 544. (Recording Reference: Warranty Deed recorded October 15, 1903, Book 73, Page 46: Grant Deed recorded May 7, 1968, Book 221, Page 544)
That part of the E1/2E1/2SW1/4 described as follows, to-wit: Beginning at quarter corner on the southern boundary line of said section; thence West 258.5 feet; thence North 00°07’ West, 831.8 feet; thence North 19°07’ East, 415 feet; thence North 00°53’ East, 590.4 feet: thence North 30°04 East, 10 feet; thence Southerly along the Eastern boundary line of said quarter 1821 feet to the place of beginning. (Recording Reference: Final Order of Condemnation recorded November 1, 1905, Book 75, Page 69)
Section 10:
That part of the E1/2SE1/4 described as follows, to-wit: Beginning at the quarter section corner on the Eastern boundary line of said section; thence South 1499.3 feet; thence South 63°12’ West, 313 feet; thence North 60°05’ West, 625 feet; thence South 89°45’ West, 508.3 feet; thence North, 1320 feet; thence Easterly along the Northern boundary line of said quarter 1320 feet to the place of beginning. (Recording Reference: Warranty Deed recorded December 30, 1903, Book 73, Page 131)
E1/2SW1/4, SW1/4SW1/4, NW1/4SE1/4, EXCEPTING THEREFROM that portion conveyed to Win-Del Ranches in Deed recorded in Book 209, Page 382. (Recording Reference: Warranty Deed recorded February 25, 1904, Book 73, Page 199; Final Order of Condemnation recorded November 1, 1905, Book 75, Page 69; Warranty Deed recorded November 6, 1912, Book 86, Page 341; Quit Claim Deed recorded December 22, 1964, Book 209, Page 382.)

E1/2SE1/4NW1/4 (Recording Reference: Warranty Deed recorded March 31, 1903, Book 72, Page 429)
NE1/4 (Recording Reference: Warranty Deed recorded October 10, 1903, Book 73, Page 46)
Section 11:
NE1/4, NW1/4 and that part of the SW1/4 described as follows, to-wit: Beginning at the Northwest corner of the SW1/4 of said section; thence Easterly, along the Northern boundary line of said quarter, 2610.5 feet; thence Southerly along the Easterly boundary line of said quarter, 1210 feet; thence South 85°21’ West, 956.3 feet; thence North 74°31’ West, 1146.4 feet; thence South 31°27’ West, 471.5 feet; thence South 63°12’ West, 343.4 feet; thence Northerly along the Western boundary line of said quarter, 1499.3 feet to the place of beginning, AND that part of SE1/4 described as follows, to wit: Beginning at the Northeast corner of the SE1/4 of said section; thence Southerly along the Eastern boundary line of said quarter, 1679 feet; thence South 51°32’ West, 754 feet; thence South 41°18’ West, 618.8 feet; thence South 81°07’ West, 322.3 feet; thence North 49°15’ West, 584.5 feet; thence North 33°03’ West, 1291 feet; thence South 85°21’ West, 57 feet; thence Northerly along the Western boundary line of said quarter 1210 feet; thence Easterly along the Northern boundary line of said quarter 2521 feet to the place of beginning. Recording Reference: Deed, recorded September 22, 1903, Book 73, Page 4.)
Section 12:
NE1/4NW1/4, NW1/4NE1/4 and that part of the SE1/4NE1/4 described as follows, to wit: Beginning at a point on the Southern boundary line of the NE1/4NE1/4 of said section whence the Southeast corner of the NE1/4NE1/4 of said section bears East 767.4 feet; thence West 552.6 feet; thence South 416.5 feet: thence North 74°07’ East, 190 feet; thence North 49°12’ East, 410 feet; thence North 32°22’ East, 114 feet to the place of beginning. Also that part of the SW1/4NE1/4 described as follows, to-wit: Beginning at a point on the Western boundary line of the SW1/4NE1/4 of said section whence the Southwest corner of the NE1/4 of said section bears South 642 feet; thence North 61°21’ East, 265 feet; thence North 75°13’ East, 279 feet; thence North 83°28’ East, 348.3 feet; thence South 85°30’ East, 374.5 feet; thence North 74°07’ East, 101 feet; thence North 416.5 feet; thence West 1320 feet; thence South 653 feet to the place of beginning. Also that part of the NE1/4NE1/4 described as follows, to-wit: Beginning at the Northeast corner of Section 12, thence Southerly along the Eastern boundary line of said section 12, 207.2 feet; thence South 36°35’ West, 714.3 feet; thence South 32°22’ West, 641.3 feet; thence West 552.0 feet; thence North 1320 feet; thence Easterly along the Northern boundary line of said Section 12, 1320 feet to the place of beginning. Also that part of the SE1/4NW1/4 described as follows, to-wit: Beginning at a point on the Southern boundary line of the SE1/4NW1/4 of said Section 12, whence the Northeast corner of the SW1/4 of said section bears East 399 feet; thence North 13°17’ West, 30 feet; thence North 07°55’ East, 346.4 feet; thence North 45°50’ East, 243.3 feet; thence North 61°21’ East, 207.8 feet; thence North 678 feet to the Northeast corner of the SE1/4NW1/4 of said Section 12; thence West 1320 feet; thence South 1320 feet; thence East 921 feet to the place of beginning. Also that part of the N1/2SW1/4 described as follows, to-wit: Beginning at a point on the Southern boundary line of the N1/2SW1/4 of said Section 12 whence the Northwest corner of the SE1/4SW1/4 if said section bears West 764.5 feet; thence North 30° East, 511 feet; thence North 15°02’ West, 341.2 feet; thence North 07°08’ East, 334.2 feet; thence North 13°17’ West, 224.8 feet; thence Westerly along the Northern boundary line of the said N1/2SW1/4 of said Section, 2241 feet; thence Southerly along the Western boundary line of said Section, 1314 feet; thence East 2084.5 feet to the place of beginning. (Recording Reference: Final Order of Condemnation recorded November 1, 1905, Book 75, Page 69)

That part of the SW1/4SW1/4 described as following, to-wit: Beginning at the Northwest corner of the SW1/4SW1/4 of said Section 12; thence East, 1320 feet; thence South, 1084 feet; thence North 37°54’ West, 484.8 feet; thence North 71°51’ West, 1084 feet; thence North 365 feet to the place of beginning. (Recording Reference: Warranty Deed recorded October 14, 1904, Book 73, Page 404)
Township 5 South, Range 1 East, M.P.M, Madison County, Montana
Section 6:
Gov’t Lots 4 and 5; and that part of Gov’t Lots 6 and 7, described as follows, to-wit: Beginning at the Southwest corner of said Lot 7 identical with the Southwest corner of said Section 6; thence Northerly along the Western boundary line of said Section 6, 2659 feet: thence Easterly along the Northern boundary line of said Lot 6, 1219.5 feet to the Northeast corner of said Lot 6; thence South 00°50’ East, along the Eastern boundary line of said Lot 6, 1020 feet; thence South 47°20’ West, 92.2 feet; thence South 37°15’ West, 387 feet; thence South 24°02’ West, 735.9 feet; thence South 15°45’ West, 345 feet; thence South 49°40’ West, 410 feet; thence North 89°45’ West, 226 feet to the place of beginning. (Recording Reference: Final Order of Condemnation recorded November 1, 1905, Book 75, Page 69)
That part of the E1/2SW1/4 described as follows, to-wit: beginning at the Northwest corner of the E1/2SW1/4 of Section 6 in Township 5 South, Range 1 East, M.P.M.; thence South 00°50’ East, 1020 feet; thence North 47°20’ East, 608 feet; thence North 07°28’ West, 613 feet; thence West 383 feet to the place of beginning. (Recording Reference: Warranty Deed recorded November 3, 1903, Book 73, Page 65)
That part of the SE1/4NW1/4 and Gov’t Lot 3 described as follows, to-wit: Beginning at a point on the Southern boundary line of the SE1/4NW1/4 of said Section; whence the quarter corner on the West boundary line of said Section, bears West 1602.5 feet; thence N 07°28’ West, 405 feet; thence North 11°63’ West, 1191.2 feet; thence North 29°15’ East, 887.3 feet; thence North 42°19’ West, 532 feet; thence West 200.7 feet; thence South 00°50’ East, 2734 feet; thence East 383 feet to the place of beginning. (Recording Reference: Warranty Deed recorded December 1, 1903, Book 71, Page 128)
Section 7:
That part of the NW1/4NW1/4 described as follows, to-wit: Beginning at the Northwest corner of said Section; thence South 89°45’ East, 226 feet; thence South 49°40’ West, 296.5 feet; thence Northerly along the Western boundary line of said Section, 207.2 feet to the place of beginning. (Recording Reference: Final Order of Condemnation recorded November 1, 1905, Book 75, Page 69)
SANDERS COUNTY

THOMPSON FALLS LANDS

Township 21 North, Range 29 West, MPM, Sanders County, Montana:

Section 7:

All of Lots 1, 2, 3, 4, 5, 7, 8, 9 and 12, EXCEPTING THEREFROM that portion conveyed by Quitclaim Deed at Book 73 of Deeds, Page 250. (Recording References: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140; Quitclaim Deed recorded March 17, 1961, Book 73 of Deeds, Page

250)

That part of Lot 6 lying Southerly of that land area consisting of (i) Donlan's Second Addition to Thompson Falls as shown on the Plat recorded at Plat Book 1, Page 17; (ii) the land conveyed by Deed recorded at Book 22 of Deeds, Page 34; and (iii) the land conveyed by Deed recorded at Book 26 of Deeds, Page 10. (Recording References: Plat of Donlan's Second Addition to Thompson Falls recorded October 6, 1909, Plat Book 1, Page 17; Deed recorded October 10, 1909, Book 18 of Deeds, Page 74; Deed recorded August 28, 1913, Book 22 of Deeds, Page 34; Deed recorded July 17, 1919, Book 23 of Deeds, Page 424; Deed recorded March 29, 1918, Book 26 of Deeds, Page 10; Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

That part of the N1/2NE1/4 lying Westerly of that land area consisting of (i) Parcel 1 of Certificate of Survey No. 2035RB filed for record August 4, 1999 and (ii) Tract 1 of Certificate of Survey No. 2043RB filed for record August 25, 1999. (Recording References: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140; Certificate of Survey No. 2035RB filed August 4, 1999; Certificate of Survey No. 2043RB filed August 25, 1999)

Section 8:

All of Lots 1, 5 and 9, EXCEPTING THEREFROM that part of Government Lot 1 conveyed by Warranty Deed recorded at Micro No. 561. (Recording References: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140; Warranty Deed recorded October 21, 1991, Microfilm No. 561)

That part of Lot 4 described as follows, to-wit: Beginning at the West quarter corner of said Section 8, same being the Southwest corner of said Lot 4; thence running north 504.3 feet to a point on the South line of Block 4, Donlan's Addition to the Town of Thompson Falls; thence South 71°29' East, 237.08 feet to the Southeast corner of said block; thence South 18°31' West, 34.16 feet; thence South 72°02' East, 181 feet; thence South 80°00' East, 196.4 feet; thence North 86°11' East, 353.6 feet; thence South 88°41' East, 267.2 feet; thence South 82°41' East, 121.7 feet to a point on the East line of said Lot 4; thence along said line South 214.34 feet to a point established at high water mark on the North bank of the Clark's Fork of the Columbia River; thence South to the water of said river; thence following said waters in a Westerly direction to the intersection of the South line of said Lot 4; thence West along said South line to the West quarter corner of said Section 8, the point of beginning. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

That portion of Lots 2 and 3 embraced within the Original Townsite of the Town of Thompson Falls, Montana, and within the first survey thereof, but not surveyed and platted into lots by such first survey. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

That part of the SE1/4SE1/4 described as follows, to-wit: Beginning at the Southeast corner of said Section 8, and running thence North 89°54'15" West, 96.1 feet; thence North 337.2 feet; thence North 33°15' West, 141.2 feet; thence North 29°55'30" West, 97.0 feet; thence North 37°52' West, 97.6 feet; thence North 39°29' West, 124.9 feet; thence North 69° 29' West, 214.1 feet; thence North 69°58' West, 162.5 feet; thence North 63°50' West, 284.4 feet; thence North 53°00' West, 162.5 feet; thence North 46°08' West, 284.1 feet; thence North 74°51' West, 31.3 feet to the West line of said SE1/4SE1/4 of Section 8; thence Northerly 48.9 feet, more or less, along said West line to the Northwest corner of said SE1/4SE1/4, thence Easterly 1,329.25 feet, more or less, along the North line of said tract to the Northeast corner thereof, said point being on the East line of said Section 8; thence South 1,320 feet, more or less, along said East line to the Southeast corner of Section 8, the point of beginning. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

That part of Lots 6, 7 and 10 described as follows, to-wit: Beginning at a certain pine tree blazed on four sides which tree is 3,244.3 feet South and 1,646.6 feet East of the Northwest corner of said Section 8; thence South 41°25' West 697.2 feet; thence South 71°29' East, 196.66 feet to a point on the West line of Mill Street Extension; thence South 18°31' West, 30 feet along said street line; thence North 71°29' West, 216.61 feet; thence South 60°44' West, 329.75 feet; thence South 81°47' West, 222.5 feet to a 6" fir tree blazed on four sides; thence South 81°47' West, 80 feet, more or less, to a point on the low water line on the South side of the Clark's Fork of the Columbia River; thence Northeasterly along said low water line to a point; thence South 18°00' East, 75 feet, more or less to said blazed pine tree, the place of beginning. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

A tract of land lying West of Mill Street extension and North of the Montana Power Company road, being a tract of approximately 1.25 acres in the Northeast corner of that part of the fractional Southwest quarter of Section 8, Township 21 North, Range 29 West, which lies South of the Clark's Fork of the Columbia River and West of the 30 foot strip of land deeded by John and Michael Herman, trustees, to Sanders County, for Highway purposes. (Recording Reference: Deed recorded June 6, 1958, Book 68 of Deeds, Page 500)

Section 9:

Lot 2 (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

Section 13:

That portion of Lots 1 and 2, lying between the Northern Pacific Railway Company's right-of-way on the North and the Clark's Fork of the Columbia River on the South. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

That portion of Lot 3 and the SW1/4SW1/4, lying below the 2,405 elevation contour according to the U.S. Government Survey datum at Thompson Falls. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

That portion of Lots 4 and 5, lying between the Clark's Fork of the Columbia River and that certain meander line described as follows, to-wit: Beginning at the Government Survey Meander corner on the left bank of said river and on the South line of said Section 13, and running thence North 37°22' East, 167 feet; thence North 35°10' East, 317 feet; thence North 49°48' East, 305 feet; thence North 62°57' East, 311.9 feet; thence North 68°30' East, 158.3 feet; thence North 72°10' East, 158.2 feet; thence North 74°02' East, 297.7 feet; thence North 81°07' East, 905.5 feet; thence South 87°47' East, 273.4 feet; thence North 88°50' East, 282.7 feet; thence North 75°15' East, 221.7 feet; thence South 80°12' East, 170.2 feet to the Government Survey Meander corner on the South bank of said river and on the East line of said Section 13. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, page 140)

Section 17:

That portion of the NE1/4NE1/4 described as follows, to-wit: Beginning at the Northeast corner of said Section 17, and running thence West 32.3 feet; thence South 43°42' East, 46.75 feet; thence North 33.8 feet to the said Northeast corner of Section 17, the point of beginning. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

Section 22:

That portion of Lots 1, 2, 3, and 4, lying between the Clark's Fork of the Columbia River and that certain meander line described as follows; to-wit: Beginning at a point on the North line of said Section 22, same being the North line of Lot 4, 100 feet East of the Northwest corner of said Section or 225.1 feet West of the Government Meander corner established on the left bank of the said river; thence South 66°15' East, 90.8 feet; thence South 61°47' East, 261.5 feet; thence South 65°40' East, 201.5 feet; thence South 77°05' East, 121.4 feet; thence South 61°10' East, 157.3 feet; thence South 61°00' East, 155 feet; thence South 53°35' East, 108 feet; thence South 49°45' East, 95.5 feet; thence South 78°10' East, 126.3 feet; thence North 85°08' East, 148 feet; thence South 70°26' East, 143.41 feet; thence South 88°25' East, 139.3 feet; thence South 76°50' East, 172.4 feet; thence South 77°05' East, 174.3 feet; thence South 78°35' East, 170.3 feet; thence South 74°53' East, 143 feet; thence South 80°00' East 100 feet; thence South 81°43' East 233 feet; thence South 71°28' East, 505.5 feet; thence South 82°13' East, 1,290.3 feet; thence South 71°08' East, 689.04 feet to a point on the East line of said Section 22, same being the East line of Lot 1, which point bears North 1,144.76 feet from the East quarter corner of said Section or bears South 100 feet from the Government Meander corner established on said East line of said Section and the left bank of said river. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

That portion of Lots 5, 6, and 7, lying between the Clark's Fork of the Columbia River and that certain meander line described as follows, to-wit: Beginning at a point on the East line of said Section 22, the same being the East line of said Lot 5, South 0°02' East, 843.5 feet from the Northeast corner of said Lot 5 and Section 22; and running thence North 75°00' West, 619 feet; thence South 87°12' West, 397.5 feet; thence North 85°00' West, 243.8 feet; thence North 78°27' West, 615 feet; thence North 78°18' West, 483.9 feet; thence North 84°34' West, 372.9 feet; thence North 64°00' West, 206.7 feet; thence North 82°30' West, 317.5 feet; thence North 83°24' West, 193.3 feet; thence North 77°37' West, 323.7 feet; thence North 63°53' West, 407.5 feet to the Government Survey Meander corner established on the North line of said Section 22 and on the right bank of said river, the terminal point. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

Section 23:

That portion of Lots 1 and 2, lying between the Clark's Fork of the Columbia River and that certain meander line described as follows, to-wit: Beginning at a point on the East line of said Section 23, same being the East line of said Lot 1, South 1,115.4 feet from the Northeast corner of said Section and Lot 1, and running thence South 76°14' West, 110.5 feet; thence South 85°15' West, 135 feet; thence North 84°45' West, 331.4 feet; thence South 79°05' West, 403 feet; thence South 83°00' West, 362.7 feet to a point on the West line of Lot 1; thence South 83°00' West, 46.6 feet; thence South 85°49' West, 233.4 feet; thence South 83°25' West, 400 feet; thence South 85°49' West, 233.4 feet; thence South 88°35' West, 495.5 feet; thence North 89°28' West, 155.6 feet to the terminal point on the West line of said Lot 2, said point being South 1,280 feet from the North quarter corner of said Section 23. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, page 140)

That portion of Lots 5, 6, 7, and 8, lying between the Clark's Fork of the Columbia River and that certain meander line described as follows, to-wit: Beginning at a point on the West line of said Section 23 and Lot 5, North 1,144.76 feet from the West quarter corner of said Section 23; thence South 71°30' East, 264 feet; thence South 75°30' East, 528 feet; thence South 85°30' East, 858 feet; thence North 88°30' East, 726 feet; thence East, 2,490 feet; thence South 57°22' East, 401 feet; thence North 30°00' West, 250 feet; thence North 68°53' East, 277.5 feet to the Government Survey Meander corner on the East line of said Section 23 and Lot 8, the terminal point. (Recording Reference: Deed recorded

April 5, 1929, Book 31 of Deeds, Page 140)

Section 24:

That portion of Lot 4, lying between the Clark's Fork of the Columbia River and that certain meander line described as follows, to-wit: Beginning at a point on the North line of said Section 24 and Lot 4, North 89°03' East, 1,374 feet from the Northwest corner of said Section 24; and running thence South 21°00' West, 231 feet; thence South 46°30' West, 160.2 feet; thence South 50°04' West, 270.5 feet; thence South 45°40' West, 276.3 feet; thence South 62°52' West, 284.4 feet; thence South 59°37' West, 598.8 feet to the terminal point on the West line of said Section and Lot, said point being South 1,102.4 feet from the said Northwest corner of said Section and Lot. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

That portion of Lot 5, lying between the Clark's Fork of the Columbia River and that certain meander line described as follows, to-wit: Beginning at a point on the West line of said Section 24 and Lot 5, same being the Government Meander corner on left bank of river, North 808.5 feet from the West quarter of said Section 24; thence North 75°45' East, 225 feet; thence North 60°33' East, 642 feet; thence North 58°45' East, 272 feet to the terminal point on the North line of said Lot 5, which point bears West 3,083 feet from the Northeast corner of said Lot 5. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

Subdivision Lots in the County of Sanders, State of Montana:

Original Townsite of Thompson Falls:

Block 7:

That portion of Block 7, Original Townsite of Thompson Falls, consisting of Lots 1 to 17 inclusive, contained within the following described boundary as follows, to-wit: Beginning at the Southeast corner of Block 7 and running thence North 18°33' East, 113.29 feet to a point on the East line of said block; thence through said block North 72°15' West, 420.80 feet and North 82°41' West, 50.5 feet to a point on the West line of said Block 7; thence South 100 feet to the Southwest corner of said block; thence South 71°27' East, 471.2 feet along the South line of said block to the Southeast corner of same, the point of beginning, EXCEPTING THEREFROM that portion of Lot 13, Block 7 conveyed by Deed recorded in Book 105 of Deeds, Page 405. (Recording References: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140; Deed recorded May 8, 1959, Book 70 of Deeds, Page 390; Deed recorded November 5, 1985, Book 105 of Deeds, Page 405)

Block 13:

That portion of Lots 1 to 13, inclusive, in Block 13, Original Townsite of Thompson Falls, contained within the following described boundary, to-wit: Beginning at the Southeast corner of said Lot 1; thence Northerly 100 feet to a point on the East line of said Lot 1; thence Westerly 328.3 feet through said Lots to a point on the West line of said Lot 13; thence Southerly 28 feet to the Southwest corner of said Lot 13; thence Easterly along South line of said Lots to the Southeast corner of said Lot 1, the point of beginning. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

All of Lots 29 to 41, inclusive, in Block 13, Original Townsite of Thompson Falls. (Recording Reference: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140)

Block 14:

All of Block 14, in Original Townsite of Thompson Falls, consisting of Lots 1 to 23, inclusive, EXCEPTING THEREFROM that portion of Block 14 conveyed by Warranty Deed recorded at Micro No. 561. (Recording References: Deed recorded April 5, 1929, Book 31 of Deeds, Page 140; Warranty Deed recorded October 21, 1991, Microfilm No. 561)

Donlan's Second Addition to Thompson Falls:

Block 5:

All of Lots 6 to 10, inclusive, in Block 5, Donlan's Second Addition to Thompson Falls.

A parcel of land located in the N1/2NE1/4 of Section 7, Township 21 North, Range 29 West, M.P.M., Sanders County, Montana, further described as Lot 1 on Certificate of Survey No. 2641, on file in the office of the Clerk and Recorder of Sanders County, Montana. (Recorded 12/16/2009, Instrument No. 282210, Micro No. 68049)

Lot 11, Lot 12 and Lot 13 of Block 5 of Donlan's Addition to Thompson Falls, Sanders County, Montana, according to the map or plat thereof on file in the office of the Clerk and Recorder of Sanders County, Montana. (Recorded 12/22/2010, Instrument No. 286184, Micro No. 71170)

A portion of land located in the SW1/4 of Section 4, Township 21 North, Range 29 West, PMM, Sanders County, Montana, further described as Parcel A on Certificate of survey No. 3135, on file in the office of the Clerk and Recorder of Sanders County, Montana. (Recorded 9/6/2011, Instrument No. 288448, Micro No. 73076)

A parcel of land in the NE1/4NE1/4 of Section 7, Township 21 North, Range 29 West, PMM, Sanders County, Montana, further described as follows: Beginning at a point 220 feet South and 20 feet West of the Section corner common to Sections 5, 6, 7, and 8; thence West 150 feet; thence South 49°15' West, 187 feet; thence East 285 feet; thence North 120 feet to the point of beginning. (Recorded 9/26/2011, Instrument No. 288617, Micro No. 73227)

A portion of the NE1/4NE1/4 of Section 7, Township 21 North, Range 29 West, PMM, Sanders County, Montana, further described as follows: Beginning at a point 340 feet South and 40 feet West of the corner common to Sections 5, 6, 7 and 8' thence West 248 feet; thence South 49°15' West, 122.6 feet; thence East 330 feet; thence North 80 feet to the point of beginning. TOGETHER WITH all right, title and interest in vacated portion of the alley as disclosed by Resolution No. 598, filed for record at Miscellaneous No. 6382, Sanders County records. (Recorded 9/30/2011, Instrument No. 288673, Micro No 73275)

Together with all other property, real, personal and mixed, of the kind or nature specifically mentioned in the Mortgage, as heretofore supplemented, or of any other kind or nature (whether or not located in the State of Montana), acquired by the Company after the date of the execution and delivery of the Mortgage, as heretofore supplemented (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), now owned or, subject to the provisions of subsection (I) of Section 87 of the Mortgage, as heretofore supplemented, hereafter acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing, or of any general description contained in the Indenture) all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all powerhouses, gas plants, street lighting systems, standards and other equipment incidental thereto, telephone, radio and television systems, air-conditioning systems and equipment incidental thereto, water works, water systems, steam heat and hot water plants, substations, lines, service and supply systems, bridges, culverts, tracks, ice or refrigeration plants and equipment, offices, buildings and other structures and the equipment thereof, all machinery, engines, boilers, dynamos, electric, gas and other machines, regulators, meters, transformers, generators, motors, electrical, gas and mechanical appliances, conduits, cables, water, steam heat, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, wires, cables, tools, implements, apparatus, furniture and chattels; all franchises, consents or permits, all lines for the transmission and distribution of electric current, gas, steam heat or water for any purpose including towers, poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore or in the Mortgage, as heretofore supplemented, described.
TOGETHER with all and singular the tenements, hereditaments, prescriptions, servitudes and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.
IT IS HEREBY AGREED by the Company that, subject to the provisions of subsection (I) of Section 87 of the Mortgage, as heretofore supplemented, all the property, rights and franchises acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) after the date hereof, except any herein or in the Mortgage, as heretofore supplemented, expressly excepted, shall be and are as fully granted and conveyed hereby and as fully embraced within the lien hereof and the lien of the Mortgage, as heretofore supplemented, as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.
PROVIDED that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, hypothecated, affected, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Mortgage, as supplemented, viz:  (1) cash, shares of stock, bonds, notes and other obligations and other securities not specifically pledged, paid, deposited, delivered or held under the Mortgage, as supplemented, or covenanted so to be; (2) merchandise, equipment, apparatus, materials or supplies held for the purpose of sale or other disposition in the usual course of business; fuel, oil and similar materials and supplies consumable in the operation of any of the properties of the Company; all aircraft, tractors, rolling stock, trolley coaches, buses, motor coaches, automobiles, motor trucks, and other vehicles and materials and supplies held for the purpose of repairing or replacing (in whole or part) any of the same; (3) bills, notes and accounts receivable, judgments, demands and choses in action, and all contracts, leases and operating agreements not specifically pledged under the Mortgage, as supplemented, or covenanted so to be; the Company’s contractual rights or other interest in or with respect to tires not owned by the Company; (4) the last day of the term of any lease or leasehold which may be or become subject to the lien of the Mortgage, as supplemented; (5) electric energy, gas, steam, water, ice, and other materials or products generated, manufactured, produced, purchased or acquired by the Company for sale, distribution or use in the ordinary course of its business; all timber, minerals, mineral rights and royalties and all Gas and Oil Production Property, as defined in Section 4 of the Mortgage, as supplemented; (6) the Company’s franchise to be a corporation; and (7) any property heretofore released pursuant to any provisions of the Indenture and not heretofore disposed of by the Company-New Jersey, the Company-Montana, NorthWestern Energy or the Company; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage, as supplemented, in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that either or both of the Trustees or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XIII of the Mortgage by reason of the occurrence of a Default as defined in Section 65 thereof.
TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Co-Trustee and (to the extent of its legal capacity to hold the same for the purposes hereto) unto the Corporate Trustee, as Trustees, and their successors and assigns forever.
IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, as supplemented, this Thirty-fourth Supplemental Indenture being supplemental thereto.
AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage, as supplemented, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the Company and the Trustees and the beneficiaries of the trust with respect to said property, and to the Trustees and their successors as Trustees of said property in the same manner and with the same effect as if the said property had been owned by the Company-New Jersey at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to the Trustees, by the Mortgage as a part of the property therein stated to be conveyed.
SUBJECT NEVERTHELESS, to the limitation permitted by subsection (I) of Section 87 of the Mortgage, as supplemented, namely, that notwithstanding the foregoing, the Mortgage, as supplemented, shall not become or be or be required to become or be a lien upon any of the properties or franchises owned by the Company on the Transfer Date or thereafter acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) except (a) those acquired by it from NorthWestern Energy, and improvements, extensions and additions thereto and renewals and replacements thereof, (b) the property made and used by the Company as the basis under any of the provisions of the Indenture for the authentication and delivery of additional bonds or the withdrawal of cash or the release of property or a credit under Section 39 or Section 40 of the Indenture, and (c) such franchises, repairs and additional property as may be acquired, made or constructed by the Company (1) to maintain, renew and preserve the franchises covered by the Indenture, or (2) to maintain the property mortgaged and intended to be mortgaged under the Indenture as an operating system or systems in good repair, working order and condition, or (3) in rebuilding or renewal of property, subject to the Lien under the Indenture, damaged or destroyed, or (4) in replacement of or substitution for machinery, apparatus, equipment, frames, towers, poles, wire, pipe, tools, implements and furniture, subject to the Lien thereunder, which shall have become old, inadequate, obsolete, worn out, unfit, unadapted, unserviceable, undesirable or unnecessary for use in the operation of the property mortgaged and intended to be mortgaged thereunder; provided, however, that said limitation permitted by subsection (I) of Section 87 of the Mortgage, as supplemented, shall not apply to the Colstrip Property (as defined in the Twenty-ninth Supplemental Indenture), which pursuant to the Twenty-ninth Supplemental Indenture was expressly made subject to the Lien of the Mortgage, as supplemented, and constitutes Mortgaged and Pledged Property.

The Company further covenants and agrees to and with the Trustees and their successors in said trust under the Indenture, as follows:
ARTICLE I
Increase in the Maximum Amount
Section 1.01.    Pursuant to and in accordance with the terms of Section 2 of Article II of the Sixteenth Supplemental Indenture, the amount of One Billion Four Hundred Eighty Million Dollars ($1,480,000,000) referenced in Section 2.01 of the Thirty-second Supplemental Indenture is hereby increased to Two Billion Dollars ($2,000,000,000). This Section 1.01 shall become effective upon the filing for record of this Thirty-fourth Supplemental Indenture in all counties in which the Mortgaged and Pledged Property is located.
ARTICLE II
Miscellaneous Provisions
Section 2.01. The terms defined in the Mortgage, as heretofore supplemented, shall, for all purposes of this Thirty-fourth Supplemental Indenture, have the meanings specified in the Mortgage, as heretofore supplemented.
Section 2.02. The Trustees hereby accept the trusts herein declared, provided, created or supplemented and agree to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented, set forth and upon the following terms and conditions:
The Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Thirty-fourth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XVII of the Mortgage shall apply to and form part of this Thirty-fourth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Thirty-fourth Supplemental Indenture.
Section 2.03. Whenever in this Thirty-fourth Supplemental Indenture any of the parties hereto is named or referred to, this shall, subject to the provisions of Articles XVI and XVII of the Mortgage, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Thirty-fourth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustees shall, subject as aforesaid, bind and inure to the respective benefit of the respective successors and assigns of such parties, whether so expressed or not.
Section 2.04. Nothing in this Thirty-fourth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons Outstanding under the Indenture, any right, remedy or claim under or by reason of this Thirty-fourth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Thirty-fourth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and coupons Outstanding under the Indenture.

Section 2.05. This Thirty-fourth Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.
[Signature Page to the Thirty-fourth Supplemental Indenture]
11911850v4

[Signature Page to the Thirty-fourth Supplemental Indenture]
IN WITNESS WHEREOF, NORTHWESTERN CORPORATION has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents, and its seal to be attested by its Corporate Secretary or one of its Assistant Corporate Secretaries for and in its behalf, and THE BANK OF NEW YORK MELLON, in token of its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents or one of its Assistant Vice Presidents, and its corporate seal to be attested by one of its Assistant Vice Presidents, Assistant Secretaries or Assistant Treasurers, and Philip L. Watson, for all like purposes, has hereunto set his hand and affixed his seal, as of the day and year first above written.

NORTHWESTERN CORPORATION

By: /s/ Brian B. Bird
Brian B. Bird
Vice President and Chief Financial Officer
[SEAL]
Attest:
/s/ Emily Larkin
Emily Larkin
Assistant Corporate Secretary
Executed, sealed and delivered by
NORTHWESTERN CORPORATION
in the presence of:

/s/ Emilie Ng

/s/ Dan Rausch

[Acknowledgment to the Thirty-fourth Supplemental Indenture]
STATE OF SOUTH DAKOTA    )
) ss.
COUNTY OF MINNEHAHA    )
This instrument was acknowledged before me on this 30th day of January, 2015, by Brian B. Bird, Vice President and Chief Financial Officer, of NORTHWESTERN CORPORATION, a Delaware corporation.

/s/ Nancy Thompson
Notary Public

[SEAL]
NANCY THOMPSON
NOTARY PUBLIC
SOUTH DAKOTA
MCE 3/20/18

[Signature Page to the Thirty-fourth Supplemental Indenture]

THE BANK OF NEW YORK MELLON,
as Corporate Trustee

By: /s/ Latoya S. Elvin
Name: Latoya S. Elvin
Title:     Vice President
[SEAL]
Attest:
Jose Alcantara
Name: Jose Alcantara
Title: Vice President

Executed, sealed and delivered by
THE BANK OF NEW YORK MELLON
in the presence of:

/s/ Glenn Mitchell

/s/ Adam Turkel

[Acknowledgment to the Thirty-fourth Supplemental Indenture]
11911850v4
STATE OF NEW JERSEY    )
) ss.
COUNTY OF PASSAIC    )
This instrument was acknowledged before me on this 30th day of January, 2015, by Latoya S. Elivn, Vice President of THE BANK OF NEW YORK
MELLON, a New York corporation.

/s/ David J. O’Brien
Notary Public
David J. O’Brien
ID # 2437452
NOTARY PUBLIC
STATE OF NEW JERSEY
My Commission Expires August 15, 2018

[Signature Page to the Thirty-fourth Supplemental Indenture]
11911850v4
/s/ Philip L. Watson
Philip L. Watson, as Co-Trustee

Executed, sealed and delivered by
Philip L. Watson in the presence of:

/s/ Beatta Harvin

/s/ James Briggs

[Acknowledgment to the Thirty-fourth Supplemental Indenture]
11911850v4
STATE OF NEW YORK    )
) ss.
COUNTY OF NEW YORK    )
This instrument was acknowledged before me on this 30th day of January, 2015, by Philip L. Watson, as Co-Trustee under the Mortgage and Deed of Trust dated as of October 1, 1945, with NorthWestern Corporation.

/s/ Danny Lee
Notary Public
DANNY LEE, NOTARY PUBLIC
State of New York, NO. 01LE6161129
Qualified in New York County
Commission Expires February 20, 2015